UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Income Fund

Annual report
10 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed investments carry the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 12, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 10/31/17. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 17.

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Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund is managed by Brett S. Kozlowski, CFA, and Emily E. Shanks.

Mike, what was the fund’s investment environment like during the reporting period?

The environment was generally supportive for riskier assets, but rising interest rates, particularly in the early and later months of the period, proved to be a headwind for U.S. Treasuries and other rate-sensitive categories.

Looking first at the economic backdrop, U.S. gross domestic product [GDP] improved as the period progressed, and registered two consecutive quarters of 3% or better annualized growth in the second and third quarters of 2017. Despite economic disruption in Texas and Florida caused by Hurricanes Harvey and Irma, the unemployment rate fell to a 17-year low in October. The jobless rate, which changed little over the course of 2016, dropped from 4.8% to 4.1% since the beginning of 2017, a sign that the labor market has been heating up.

Turning to interest rates, the yield on the benchmark 10-year U.S. Treasury spiked in November and December 2016, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also moved

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

higher on the decision by the Federal Reserve to raise policy interest rates. Longer-term yields declined slightly in the first half of 2017, even though the Fed raised rates in June for the third time in as many quarters.

At its policy meetings in September and October 2017, the Fed left the target for short-term interest rates unchanged at a range of 1% to 1.25%. However, the 10-year Treasury yield moved higher, as the central bank indicated that it still saw the potential for raising rates in December and three times in 2018. In October, the Fed began the process of shrinking its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated after the 2008 financial crisis.

For the period as a whole, the 10-year Treasury yield rose from 1.83% to 2.38%.

Overall, market volatility remained low and corporate earnings growth strengthened during the past 12 months. Within this environment, credit spreads continued to tighten, reflecting persistent investor demand for the potentially higher yields available by taking on credit risk versus Treasuries.

The fund comfortably outpaced its benchmark and the average return of its Lipper peer group for the annual reporting period. Which holdings and strategies fueled its relative performance?

Our mortgage-credit strategies accounted for the bulk of the fund’s outperformance, and results were led by our holdings of non-agency residential mortgage-backed securities [RMBS]. Within RMBS, positions in agency credit risk-transfer securities [CRTs] performed particularly well, as a combination of relatively high yields, high-quality collateral, and rising prices for residential real estate continued to attract investors to this growing market. Positions in pay-option adjustable-rate MBS provided a further modest boost within the fund’s RMBS allocation. These securities benefited from a generally favorable risk environment, as well as the fact that there was no new supply of these bonds coming to market.

Early in the period, our positions in mezzanine commercial mortgage-backed securities [CMBS] that were issued before the 2008 financial crisis performed particularly well. However, CMBS as a whole faced headwinds during much of the period due to concerns about softness in the retail industry. Although we agree that retailers face challenges as consumers shift from making purchases in traditional brick-and-mortar stores to shopping online, we believe the CMBS held by the fund have enough credit protection to withstand this trend.

Elsewhere within mortgage credit, CMBS interest-only securities provided steady, modest gains throughout the period.

An overweight allocation to investment-grade corporate bonds also notably contributed versus the benchmark. Corporate credit benefited from positive sentiment immediately following the U.S. presidential election, a strengthening U.S. economy, better-than-expected earnings growth at many firms, and a recovery in crude oil prices.

How did the fund’s interest-rate and yield-curve strategies influence performance?

These strategies also helped the fund outperform the benchmark. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark for most of the period. Also, the portfolio was positioned to benefit if the U.S. Treasury yield curve steepened. This strategy

Income Fund 7

was particularly helpful in November 2016 when intermediate- and long-term Treasury yields rose sharply in response to the U.S. presidential election outcome.

However, our term-structure positioning stopped working in the fund’s favor near the beginning of calendar-year 2017. During much of the year, a steeper-curve bias has been unproductive and at times adverse.

What impact did prepayment-related strategies have on results relative to the benchmark?

Strategies targeting prepayment risk modestly contributed to relative performance, led by our holdings of agency interest-only collateralized mortgage obligations [IO CMOs]. A combination of investor demand for higher-yielding securities, rising mortgage rates, and constrained lending activity caused by stringent bank underwriting standards resulted in a subdued rate of mortgage refinancing. As a result, prepayment speeds on the mortgages underlying our IO CMO positions stayed below market expectations.

Our holdings of reverse-mortgage IOs posted strong returns late in the period. This was after the Department of Housing and Urban Development [HUD] announced regulatory changes involving reverse mortgages that we think reduce the incentives for holders of such mortgages to refinance.

A reverse mortgage is a special type of loan that lets homeowners who are age 62 or older borrow money against the existing equity in their home. The U.S. government insures reverse mortgages under its “Home Equity Conversion Mortgages” [HECM] program. The mortgages are pooled into HECM MBS and issued by Ginnie Mae. As with conventional agency MBS, HECM MBS can be structured to create a tranche that pays investors interest only. This is the area of the market where we have invested.

Adverse results from our “mortgage basis” positioning — which is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries — partially detracted from the overall positive performance of our prepayment strategies.

What else detracted versus the benchmark?

An underweight position in emerging-market [EM] bonds slightly hampered relative performance. EM debt is included in the fund’s benchmark, but has generally not been part of our regular investment strategy.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with these positions. We also employed interest-rate swaps and options to hedge the portfolio’s interest-rate risk, to isolate the prepayment risks associated with our CMO holdings, and to help manage the downside risk of these positions. Lastly, we used credit-default swaps to hedge market and credit risk, and to help us gain access to specific areas of the market.

What is your near-term outlook?

Given the strengthening that we believe is occurring across various global economies, we think bond yields are too low. Although we don’t believe yields are likely to rise significantly this year, partly due to strong global demand for U.S. bonds, we are convinced that they’ll be higher by the end of 2018. There are a lot of variables influencing our rate outlook: potentially significant changes to the Fed’s Board of Governors in 2018; the prospect of tax reform in the United States; the impact of tighter monetary policy in other countries, such as Canada and the United Kingdom; and the ongoing potential for geopolitical flare-ups. So, while there are a variety of cross-currents that could impact the trajectory

8 Income Fund

of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

Given this outlook, what areas of the market do you find most attractive?

Prepayment risk remains attractive to us because we think relatively tight mortgage-lending standards may continue to limit refinancing activity.

Within mortgage credit, we think CMBS could benefit from employment growth, low interest rates, and a continuation of the current economic expansion. While we expect some degree of losses related to regional malls, we’re also encouraged by the fact that many malls are attempting to repurpose their space to attract new types of tenants.

We continue to have a constructive outlook for investment-grade credit, despite the fact that valuations are not as attractive as they were a year ago. We plan to continue favoring bonds issued by banks and other types of financial services companies. Many of these firms have strengthened their balance sheets and their earnings have become much less volatile, in our view. We also think financial firms may benefit from a rollback of regulations that is beginning to take shape under the Trump administration.

As of period-end, the fund’s duration was modestly shorter than that of the benchmark. We plan to keep it that way for now, given our expectations for moderately higher interest rates in the months ahead.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.47%	66.07%	5.20%	13.55%	2.57%	5.13%	1.68%	4.16%
After sales charge	7.40	59.43	4.77	9.01	1.74	0.92	0.31	–0.01
Class B (3/1/93)
Before CDSC	7.33	56.49	4.58	9.36	1.81	2.74	0.90	3.30
After CDSC	7.33	56.49	4.58	7.46	1.45	–0.12	–0.04	–1.70
Class C (7/26/99)
Before CDSC	6.66	54.14	4.42	9.39	1.81	2.72	0.90	3.28
After CDSC	6.66	54.14	4.42	9.39	1.81	2.72	0.90	2.28
Class M (12/14/94)
Before sales charge	7.05	61.91	4.94	12.10	2.31	4.22	1.39	3.77
After sales charge	6.99	56.64	4.59	8.46	1.64	0.83	0.28	0.40
Class R (1/21/03)
Net asset value	7.20	61.66	4.92	12.01	2.29	4.20	1.38	3.66
Class R5 (7/2/12)
Net asset value	7.57	70.42	5.48	15.24	2.88	5.98	1.96	4.45
Class R6 (7/2/12)
Net asset value	7.58	71.15	5.52	15.58	2.94	6.27	2.05	4.45
Class Y (6/16/94)
Net asset value	7.57	69.97	5.45	14.80	2.80	5.74	1.88	4.30

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 10/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	—†	50.69%	4.19%	10.60%	2.04%	7.37%	2.40%	0.90%
Lipper Core Bond Funds
category average*	—†	47.97	3.96	10.09	1.93	6.71	2.19	1.20

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/17, there were 489, 422, 379, and 295 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,649 and $15,414, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,664. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,166, $17,042, $17,115, and $16,997, respectively.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.240		$0.191	$0.190	$0.228		$0.225	$0.263	$0.264	$0.254
Capital gains	—		—	—	—		—	—	—	—
Total	$0.240		$0.191	$0.190	$0.228		$0.225	$0.263	$0.264	$0.254
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/16	$6.89	$7.18	$6.82	$6.84	$6.72	$6.95	$6.84	$6.97	$7.00	$6.99
10/31/17	6.93	7.22	6.85	6.87	6.74	6.97	6.86	7.01	7.04	7.03
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.46%	3.32%	2.80%	2.79%	3.38%	3.27%	3.32%	3.77%	3.75%	3.58%
Current 30-day
SEC yield[2]	N/A	3.46	2.86	2.86	N/A	3.25	3.35	3.91	3.97	3.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.48%	66.99%	5.26%	14.57%	2.76%	5.16%	1.69%	2.96%
After sales charge	7.41	60.31	4.83	9.99	1.92	0.95	0.32	–1.16
Class B (3/1/93)
Before CDSC	7.34	57.13	4.62	10.21	1.96	2.75	0.91	2.10
After CDSC	7.34	57.13	4.62	8.29	1.60	–0.10	–0.03	–2.86
Class C (7/26/99)
Before CDSC	6.67	54.76	4.46	10.23	1.97	2.75	0.91	2.23
After CDSC	6.67	54.76	4.46	10.23	1.97	2.75	0.91	1.24
Class M (12/14/94)
Before sales charge	7.05	62.56	4.98	12.98	2.47	4.23	1.39	2.70
After sales charge	6.99	57.28	4.63	9.31	1.80	0.85	0.28	–0.63
Class R (1/21/03)
Net asset value	7.21	62.79	4.99	13.19	2.51	4.38	1.44	2.76
Class R5 (7/2/12)
Net asset value	7.58	71.33	5.53	16.11	3.03	6.00	1.96	3.27
Class R6 (7/2/12)
Net asset value	7.59	72.07	5.58	16.61	3.12	6.30	2.06	3.42
Class Y (6/16/94)
Net asset value	7.57	70.91	5.51	15.84	2.98	5.78	1.89	3.12

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/16	0.87%	1.62%	1.62%	1.12%	1.12%	0.57%	0.50%	0.62%
Annualized expense ratio
for the six-month period
ended 10/31/17*	0.88%	1.63%	1.63%	1.13%	1.13%	0.58%	0.51%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.49	$8.29	$8.29	$5.75	$5.76	$2.96	$2.60	$3.21
Ending value (after expenses)	$1,023.40	$1,018.40	$1,018.40	$1,020.10	$1,020.90	$1,024.70	$1,024.80	$1,022.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$8.29	$8.29	$5.75	$5.75	$2.96	$2.60	$3.21
Ending value (after expenses)	$1,020.77	$1,016.99	$1,016.99	$1,019.51	$1,019.51	$1,022.28	$1,022.63	$1,022.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

16 Income Fund

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

20 Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

Income Fund 21

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also

22 Income Fund

noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	1st

For the five-year period ended December 31, 2016, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2016, there were 507, 444 and 399 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and three-year periods ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year and three-year periods was largely attributable to the fund’s relative emphasis on shorter duration investments (which reduced the fund’s sensitivity to interest rate changes but detracted from performance, particularly during January and February 2016). The Trustees also noted Putnam Management’s view that some of the fund’s mortgage-related investments were negatively impacted by market reactions to the unexpected outcomes of the U.K.’s vote to leave the European Union and the U.S. elections.

The Trustees observed that the fund had delivered top decile returns for the period from July 2016 through January 2017 and for the five-year period ended December 31, 2016. In addition, the Trustees noted that during the second half of 2016 and into 2017, the fund’s emphasis on shorter duration investments had been beneficial. The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of an additional portfolio manager in February 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund

Income Fund 23

would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund 25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 12, 2017

26 Income Fund

The fund’s portfolio 10/31/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (85.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (13.9%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 7/20/41 to 9/20/42	$3,219,584	$3,537,066
5.00%, TBA, 11/1/47	2,000,000	2,143,906
4.70%, 6/20/65	24,818	27,162
4.666%, 5/20/65	264,554	288,845
4.65%, 6/20/65	145,351	158,924
4.591%, 6/20/65	41,337	44,956
4.571%, 5/20/65	49,865	54,401
4.53%, 8/20/65	76,336	82,981
4.50%, with due dates from 5/20/44 to 4/20/46	3,791,258	4,104,721
4.50%, TBA, 11/1/47	35,000,000	37,097,267
4.499%, 6/20/65	39,197	42,662
4.495%, 5/20/65	1,064,974	1,156,189
4.471%, 5/20/65	78,302	84,757
4.403%, 6/20/65	24,651	26,718
4.00%, with due dates from 9/20/40 to 3/20/46	9,873,957	10,505,333
4.00%, TBA, 11/1/47	61,000,000	64,054,764
3.500%, 4/20/46 [i]	36,026	37,480
3.50%, with due dates from 9/15/42 to 2/20/47	16,364,072	17,042,354
3.50%, TBA, 11/1/47	32,000,000	33,195,002
3.00%, with due dates from 3/20/43 to 10/20/46	2,600,804	2,633,043
3.00%, TBA, 11/1/47	40,000,000	40,471,876
		216,790,407
U.S. Government Agency Mortgage Obligations (71.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 3/1/41	608,621	670,006
4.50%, with due dates from 7/1/44 to 3/1/45	1,737,448	1,876,550
4.00%, with due dates from 12/1/44 to 9/1/45	11,801,002	12,464,324
3.50%, with due dates from 4/1/42 to 11/1/47	26,874,578	27,728,388
3.50%, TBA, 11/1/47	2,000,000	2,055,938
3.00%, 10/1/46	3,715,988	3,729,052
2.50%, 4/1/43	793,002	772,155
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	4,438,279	5,023,231
6.00%, TBA, 11/1/47	2,000,000	2,245,156
5.50%, with due dates from 1/1/33 to 2/1/35	733,895	815,751
5.00%, with due dates from 3/1/40 to 1/1/44	2,248,566	2,446,612
4.50%, with due dates from 2/1/41 to 10/1/46	11,664,529	12,558,276
4.50%, TBA, 11/1/47	28,000,000	29,935,937
4.00%, with due dates from 8/1/44 to 7/1/56	19,572,469	20,691,981
4.00%, TBA, 11/1/47	7,000,000	7,346,718
4.00%, 5/1/43	2,173,700	2,301,065
3.50%, with due dates from 5/1/42 to 6/1/56	31,884,827	32,886,843
3.50%, 6/1/31	885,423	928,691
3.50%, TBA, 12/1/47	356,000,000	365,303,277
3.50%, TBA, 11/1/47	356,000,000	365,929,054
3.00%, with due dates from 9/1/42 to 3/1/47	20,862,493	20,980,570

Income Fund 27

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (85.8%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.500%, 11/1/42 [i]	$692,019	$695,270
3.00%, TBA, 12/1/47	23,000,000	22,977,538
3.00%, TBA, 11/1/47	111,000,000	111,069,375
2.50%, TBA, 11/1/47	76,000,000	73,381,564
		1,126,813,322
Total U.S. government and agency mortgage obligations (cost $1,347,044,814)		$1,343,603,729

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.00%, 9/30/20 ∆ §	$429,000	$432,285
Total U.S. treasury obligations (cost $428,884)		$432,285

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)*	amount	Value
Agency collateralized mortgage obligations (17.8%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, 1 Month
US LIBOR + 1.70%, 2.738%, 10/25/27 (Bermuda)	$4,200,000	$4,207,875
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.79%,
20.808%, 4/15/37	744,485	1,125,255
IFB Ser. 2976, Class LC (-3.667 x 1 Month US LIBOR) + 24.42%,
19.877%, 5/15/35	96,837	139,636
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.28%,
18.187%, 12/15/36	223,932	309,714
IFB Ser. 3065, Class DC (-3 x 1 Month US LIBOR) + 19.86%,
16.143%, 3/15/35	590,931	843,161
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.95%,
13.779%, 6/15/34	410,744	485,924
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
1 Month US LIBOR + 4.15%, 5.388%, 1/25/25	8,233,285	8,867,241
IFB Ser. 3852, Class NT (-1 x 1 Month US LIBOR) + 6.00%,
4.761%, 5/15/41	1,499,629	1,479,174
Ser. 4132, Class IP, IO, 4.50%, 11/15/42	5,858,279	938,666
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,397,301	464,690
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	2,607,513	364,381
Ser. 3707, Class PI, IO, 4.50%, 7/15/25	1,145,017	77,960
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	16,355,755	2,616,921
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	12,779,029	2,376,644
Ser. 4121, Class MI, IO, 4.00%, 10/15/42	16,345,767	3,085,263
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	6,355,698	1,212,025
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
1 Month US LIBOR + 2.60%, 3.838%, 12/25/27	3,359,129	3,431,686
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	11,240,479	1,844,675
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
1 Month US LIBOR + 2.20%, 3.438%, 10/25/28	1,100,000	1,114,698
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
1 Month US LIBOR + 2.20%, 3.438%, 3/25/25	690,351	694,548
Ser. 4182, Class GI, IO, 3.00%, 1/15/43	18,001,977	1,397,650
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	6,755,620	767,371

28 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	$16,014,857	$1,624,707
Ser. 4176, Class DI, IO, 3.00%, 12/15/42	18,660,075	1,930,945
Ser. 4171, Class NI, IO, 3.00%, 6/15/42	10,176,863	1,030,306
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	5,848,177	536,863
Ser. 4201, Class JI, IO, 3.00%, 12/15/41	17,224,864	1,460,610
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	7,549,305	729,183
Ser. 4004, IO, 3.00%, 3/15/26	9,306,920	501,773
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M1,
1 Month US LIBOR + 1.25%, 2.488%, 10/25/28	329,093	329,307
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M1,
1 Month US LIBOR + 1.20%, 2.438%, 11/25/28	824,605	825,836
Ser. 315, PO, zero %, 9/15/43	15,144,757	12,404,589
Ser. 3835, Class FO, PO, zero %, 4/15/41	5,212,103	4,477,655
Ser. 3369, Class BO, PO, zero %, 9/15/37	12,522	10,439
Ser. 3391, PO, zero %, 4/15/37	115,962	98,520
Ser. 3300, PO, zero %, 2/15/37	154,105	133,239
Ser. 3206, Class EO, PO, zero %, 8/15/36	8,763	7,694
Ser. 3175, Class MO, PO, zero %, 6/15/36	30,105	25,223
Ser. 3210, PO, zero %, 5/15/36	24,909	22,638
Ser. 3326, Class WF, zero %, 10/15/35 W	12,144	9,072
FRB Ser. 3117, Class AF, 1 Month US LIBOR + 0.00%,
zero %, 2/15/36	14,236	10,863
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR) + 39.90%,
32.473%, 7/25/36	374,884	670,695
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US LIBOR) + 24.57%,
20.028%, 3/25/36	369,868	562,517
IFB Ser. 05-122, Class SE (-3.5 x 1 Month US LIBOR) + 23.10%,
18.767%, 11/25/35	601,831	801,457
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.536%, 8/25/35	181,762	233,213
IFB Ser. 05-106, Class JC (-3.101 x 1 Month US LIBOR) + 20.12%,
16.286%, 12/25/35	463,574	669,777
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US LIBOR) + 17.39%,
14.176%, 11/25/34	74,030	89,468
IFB Ser. 11-4, Class CS (-2 x 1 Month US LIBOR) + 12.90%,
10.424%, 5/25/40	713,580	824,892
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
1 Month US LIBOR + 4.90%, 6.138%, 11/25/24	4,400,628	4,993,657
Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	8,896,830	1,060,556
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	13,928,452	2,827,127
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	13,516,607	2,304,488
Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	8,983,685	1,177,151
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	8,285,155	1,128,711
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	16,103,585	2,297,115
Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	5,570,889	739,376
Ser. 14-10, IO, 3.50%, 8/25/42	8,070,445	1,278,060
Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	10,923,248	1,198,902
Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	13,161,133	1,474,810

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	$11,668,425	$955,224
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M1,
1 Month US LIBOR + 2.00%, 3.238%, 10/25/28	2,873,865	2,922,478
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	5,279,675	582,881
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	7,575,150	843,743
Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	10,822,513	1,045,953
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	5,338,525	416,101
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	8,730,188	713,693
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	15,154,508	1,226,151
Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	11,714,272	890,296
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	4,340,553	278,403
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	5,543,081	354,269
Ser. 14-59, Class AI, IO, 3.00%, 10/25/40	12,248,602	1,194,447
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	16,225,627	1,723,859
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M1,
1 Month US LIBOR + 1.20%, 2.438%, 7/25/24	6,416	6,420
FRB Ser. 01-50, Class B1, IO, 0.403%, 10/25/41 W	413,179	4,907
FRB Ser. 05-W4, Class 1A, IO, 0.06%, 8/25/45 W	120,835	76
FRB Ser. 02-W6, Class 1A, IO, 0.012%, 6/25/42 W	605,208	129
Ser. 03-34, Class P1, PO, zero %, 4/25/43	147,913	122,768
Ser. 07-64, Class LO, PO, zero %, 7/25/37	31,334	28,850
Ser. 07-14, Class KO, PO, zero %, 3/25/37	134,093	111,615
Ser. 06-125, Class OX, PO, zero %, 1/25/37	13,876	11,628
Ser. 06-84, Class OT, PO, zero %, 9/25/36	13,143	11,039
Ser. 06-46, Class OC, PO, zero %, 6/25/36	10,488	8,704
Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	13,636,577	2,613,314
Ser. 14-76, IO, 5.00%, 5/20/44	6,995,145	1,459,542
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,278,967	709,057
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	193,975	14,275
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	899,392	70,393
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,209,307	479,921
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	19,439,874	4,229,242
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	9,128,573	1,928,046
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.911%, 9/20/43	2,593,715	409,314
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	5,674,372	897,232
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	12,870,279	2,182,354
Ser. 12-129, IO, 4.50%, 11/16/42	6,848,976	1,561,361
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	3,354,674	659,365
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	3,486,001	682,848
Ser. 11-116, Class IA, IO, 4.50%, 10/20/39	2,443,482	220,475
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	20,382,410	2,160,943
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	10,273,436	1,174,665
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	20,070,185	3,545,197
Ser. 15-94, IO, 4.00%, 7/20/45	803,606	181,037
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	4,475,514	469,310
Ser. 15-60, Class IP, IO, 4.00%, 4/20/45	18,507,516	3,380,398

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	$18,723,095	$4,148,420
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	6,297,773	1,127,616
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	9,704,547	1,373,009
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	12,655,921	2,057,894
Ser. 13-4, Class IC, IO, 4.00%, 9/20/42	14,919,941	3,329,996
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	7,002,867	1,248,572
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	15,699,966	2,370,506
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	5,072,011	474,655
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	9,275,041	965,328
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	11,538,692	668,204
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	11,752,827	1,137,715
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	16,941,682	2,177,294
Ser. 15-77, Class DI, IO, 3.50%, 5/20/45	9,771,309	1,419,478
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	16,560,464	2,214,962
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	10,464,819	1,852,200
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	7,900,345	1,561,298
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	11,373,862	1,720,365
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	4,660,483	644,638
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	3,866,073	597,888
Ser. 12-145, IO, 3.50%, 12/20/42	6,825,175	1,355,411
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	4,628,334	708,876
Ser. 12-136, IO, 3.50%, 11/20/42	16,496,838	3,353,015
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	22,201,917	4,722,237
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	6,633,510	884,983
Ser. 14-141, Class GI, IO, 3.50%, 6/20/41	10,048,924	1,027,509
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	10,306,864	1,180,136
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	5,828,613	624,373
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	8,552,524	1,105,696
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	16,993,282	2,240,683
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	3,341,194	304,009
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	34,475,701	3,421,610
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	17,143,324	1,583,219
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	11,525,819	1,264,071
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	16,824,151	1,815,561
Ser. 13-8, Class BI, IO, 3.00%, 11/20/42	13,574,731	1,952,007
Ser. 13-53, Class PI, IO, 3.00%, 4/20/41	8,362,411	881,649
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	7,900,571	642,751
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	17,910,500	1,740,292
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	4,937,866	380,428
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	7,102,589	627,024
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	7,430,448	649,384
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	14,065,056	1,291,144
Ser. 16-H23, Class NI, IO, 2.422%, 10/20/66 W	44,463,665	6,060,398
Ser. 16-H27, Class BI, IO, 2.353%, 12/20/66 W	13,632,975	1,753,201
Ser. 16-H24, Class JI, IO, 2.275%, 11/20/66 W	16,609,689	2,180,022
FRB Ser. 15-H16, Class XI, IO, 2.226%, 7/20/65	24,860,809	2,873,909
Ser. 17-H08, Class NI, IO, 2.223%, 3/20/67 W	16,147,870	2,102,453
Ser. 17-H18, Class CI, IO, 2.205%, 9/20/67 W	14,454,819	2,086,914

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66 W	$37,297,967	$4,009,531
Ser. 17-H12, Class QI, IO, 2.058%, 5/20/67 W	24,446,101	3,210,751
Ser. 15-H25, Class CI, IO, 1.954%, 10/20/65 W	25,798,002	2,788,764
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	19,350,224	2,116,915
Ser. 15-H26, Class DI, IO, 1.95%, 10/20/65 W	20,476,673	2,258,577
Ser. 15-H12, Class AI, IO, 1.855%, 5/20/65 W	29,267,258	2,961,203
Ser. 15-H20, Class AI, IO, 1.822%, 8/20/65 W	26,713,939	2,700,779
Ser. 15-H10, Class CI, IO, 1.811%, 4/20/65 W	29,350,223	3,095,245
Ser. 15-H12, Class GI, IO, 1.794%, 5/20/65 W	37,763,593	3,659,292
Ser. 17-H10, Class MI, IO, 1.753%, 4/20/67 W	20,586,805	2,248,079
Ser. 16-H02, Class HI, IO, 1.714%, 1/20/66 W	50,249,830	4,924,483
Ser. 16-H04, Class KI, IO, 1.708%, 2/20/66 W	32,730,112	2,802,516
Ser. 15-H12, Class EI, IO, 1.696%, 4/20/65 W	29,696,291	2,687,514
Ser. 15-H09, Class BI, IO, 1.691%, 3/20/65 W	34,239,468	3,007,047
Ser. 15-H04, Class AI, IO, 1.686%, 12/20/64 W	33,129,866	3,064,513
Ser. 15-H01, Class CI, IO, 1.641%, 12/20/64 W	27,960,031	1,680,650
Ser. 15-H17, Class CI, IO, 1.619%, 6/20/65 W	29,478,706	1,780,985
Ser. 15-H25, Class AI, IO, 1.617%, 9/20/65 W	25,146,626	2,205,359
Ser. 15-H14, Class BI, IO, 1.587%, 5/20/65 W	2,459,666	147,073
Ser. 17-H14, Class EI, IO, 1.576%, 6/20/67 W	25,608,821	2,352,810
Ser. 15-H28, Class DI, IO, 1.553%, 8/20/65 W	28,708,374	2,136,219
Ser. 14-H11, Class GI, IO, 1.489%, 6/20/64 W	52,570,317	4,152,635
Ser. 14-H07, Class BI, IO, 1.462%, 5/20/64 W	41,704,064	3,492,715
Ser. 10-H19, Class GI, IO, 1.412%, 8/20/60 W	34,063,215	2,158,177
IFB Ser. 11-70, Class YI, IO (-1 x 1 Month US LIBOR) + 5.00%,
0.15%, 12/20/40	13,597,929	63,716
Ser. 10-151, Class KO, PO, zero %, 6/16/37	271,190	230,067
Ser. 06-36, Class OD, PO, zero %, 7/16/36	19,679	16,529
		278,683,662
Commercial mortgage-backed securities (19.8%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.218%, 1/15/49 W	2,262,912	8,499
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.083%, 2/10/51 W	5,267,844	53
FRB Ser. 04-4, Class XC, IO, 0.048%, 7/10/42 W	461,453	160
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.428%, 11/10/41 W	1,345,115	10,488
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	21,901,844	22
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.531%, 1/12/45 W	5,791,000	5,240,855
FRB Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	147,033	74
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.301%, 3/11/39 W	6,785,879	5,304,182
FRB Ser. 06-PW14, Class X1, IO, 0.336%, 12/11/38 W	1,487,489	21,569
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.433%, 7/15/29 W	637,393	12,567
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.549%, 12/11/49 W	1,203,481	120

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.754%, 12/15/47 W	$1,108,000	$1,118,227
FRB Ser. 11-C2, Class E, 5.754%, 12/15/47 W	3,258,000	3,287,164
Citigroup Commercial Mortgage Trust
FRB Ser. 06-C4, Class C, 6.048%, 3/15/49 W	2,410,000	2,434,100
FRB Ser. 13-GC17, Class XA, IO, 1.422%, 11/10/46 W	45,481,796	1,870,985
FRB Ser. 14-GC19, Class XA, IO, 1.204%, 3/10/47 W	102,160,661	5,403,277
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC21, Class D, 4.835%, 5/10/47 W	2,744,000	2,436,203
FRB Ser. 13-GC11, Class E, 4.455%, 4/10/46 W	7,414,000	5,632,994
FRB Ser. 06-C5, Class XC, IO, 0.422%, 10/15/49 W	13,430,045	2,686
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.842%, 5/15/46 W	3,985,863	4,072,623
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W	889,000	895,836
FRB Ser. 14-CR17, Class C, 4.735%, 5/10/47 W	1,619,000	1,591,936
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	1,025,205
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47 W	1,688,000	1,709,580
FRB Ser. 12-CR1, Class XA, IO, 1.879%, 5/15/45 W	20,968,765	1,455,658
FRB Ser. 14-LC15, Class XA, IO, 1.33%, 4/10/47 W	89,169,692	4,587,602
FRB Ser. 13-LC13, Class XA, IO, 1.315%, 8/10/46 W	84,484,179	3,324,452
FRB Ser. 14-CR19, Class XA, IO, 1.23%, 8/10/47 W	39,978,959	2,064,194
FRB Ser. 14-UBS4, Class XA, IO, 1.226%, 8/10/47 W	43,219,747	2,402,017
FRB Ser. 14-CR18, Class XA, IO, 1.226%, 7/15/47 W	57,188,667	2,850,283
FRB Ser. 14-CR17, Class XA, IO, 1.134%, 5/10/47 W	52,623,936	2,502,110
FRB Ser. 14-UBS6, Class XA, IO, 1.024%, 12/10/47 W	56,716,536	2,741,677
FRB Ser. 14-LC17, Class XA, IO, 0.957%, 10/10/47 W	28,196,962	1,053,326
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,523,845
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	2,278,000	1,533,383
Ser. 14-CR18, Class E, 3.60%, 7/15/47	6,808,000	4,327,662
FRB Ser. 12-LC4, Class XA, IO, 2.21%, 12/10/44 W	44,436,631	3,033,644
FRB Ser. 06-C8, Class XS, IO, 0.648%, 12/10/46 W	6,128,100	61
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 6.307%, 2/15/41 W	9,861,000	7,987,410
FRB Ser. 07-C2, Class AX, IO, 0.041%, 1/15/49 W	8,763,929	438
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	205,732	206,623
FRB Ser. 03-C3, Class AX, IO, 2.048%, 5/15/38 W	939,901	9
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.798%, 4/15/50 W	5,324,000	4,675,281
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.34%, 8/10/44 W	5,299,500	5,521,994
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.075%, 7/10/45 W	3,408,476	34
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.253%, 12/10/49 W	37,295,603	76,642
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.612%, 5/10/43 W	2,592,193	7,744

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust FRB Ser. 13-GC10, Class XA, IO,
1.561%, 2/10/46 W	$72,022,715	$4,507,902
GS Mortgage Securities Trust 144A FRB Ser. 13-GC10, Class E,
4.412%, 2/10/46 W	3,347,000	2,618,368
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.944%, 1/10/47 W	3,103,000	3,215,434
FRB Ser. 13-GC12, Class XA, IO, 1.541%, 6/10/46 W	37,852,674	2,240,765
FRB Ser. 14-GC18, Class XA, IO, 1.12%, 1/10/47 W	48,004,085	2,305,444
FRB Ser. 14-GC22, Class XA, IO, 1.026%, 6/10/47 W	73,235,845	3,521,399
FRB Ser. 14-GC24, Class XA, IO, 0.84%, 9/10/47 W	47,364,118	1,955,380
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	7,889,376	7,583,268
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	1,692,000	1,568,185
FRB Ser. 14-GC18, Class D, 4.944%, 1/10/47 W	1,074,000	922,412
FRB Ser. 13-GC12, Class D, 4.446%, 6/10/46 W	8,055,000	7,201,170
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38 W	482,569	5
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.569%, 8/15/46 W	1,111,000	1,141,110
FRB Ser. 14-C25, Class XA, IO, 0.971%, 11/15/47 W	33,729,163	1,589,116
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.569%, 8/15/46 W	4,051,000	3,319,637
FRB Ser. C14, Class D, 4.569%, 8/15/46 W	5,919,000	5,280,646
FRB Ser. 14-C25, Class D, 3.946%, 11/15/47 W	4,634,000	3,641,244
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,938,951
JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 12-LC9, Class XA, IO, 1.628%, 12/15/47 W	48,887,951	3,050,608
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	621,000	634,543
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.943%, 4/17/45 W	3,516,000	527,400
Ser. 04-LN2, Class A2, 5.115%, 7/15/41	7,233	7,233
FRB Ser. 13-LC11, Class XA, IO, 1.341%, 4/15/46 W	54,656,443	2,972,217
FRB Ser. 13-C10, Class XA, IO, 1.118%, 12/15/47 W	94,512,532	4,347,387
FRB Ser. 13-C16, Class XA, IO, 1.111%, 12/15/46 W	56,894,405	2,255,300
FRB Ser. 06-LDP8, Class X, IO, 0.308%, 5/15/45 W	1,260,938	13
FRB Ser. 07-LDPX, Class X, IO, 0.142%, 1/15/49 W	9,792,747	83,316
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.322%, 2/12/51 W	1,592,453	1,592,453
FRB Ser. 07-CB20, Class C, 6.322%, 2/12/51 W	1,298,000	1,272,040
FRB Ser. 10-C1, Class D, 6.194%, 6/15/43 W	3,646,000	2,151,140
FRB Ser. 11-C3, Class E, 5.615%, 2/15/46 W	1,050,000	1,048,630
FRB Ser. 11-C3, Class F, 5.615%, 2/15/46 W	4,436,000	4,309,113
FRB Ser. 11-C5, Class D, 5.408%, 8/15/46 W	2,715,000	2,733,734
FRB Ser. 12-C6, Class E, 5.136%, 5/15/45 W	3,917,000	3,547,619
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45 W	2,751,000	2,721,149
FRB Ser. 12-C8, Class E, 4.652%, 10/15/45 W	678,000	648,217
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,442,219
FRB Ser. 05-CB12, Class X1, IO, 0.378%, 9/12/37 W	2,406,470	5,043
FRB Ser. 06-LDP6, Class X1, IO, 0.006%, 4/15/43 W	927,078	9

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41%, 6/15/31	$87,613	$88,748
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39 (In default) † W	3,606,000	323,711
FRB Ser. 06-C6, Class B, 5.472%, 9/15/39 (In default) † W	5,115,000	485,925
FRB Ser. 07-C2, Class XW, IO, 0.26%, 2/15/40 W	588,393	74
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C5, Class XCL, IO, 0.453%, 9/15/40 W	5,201,185	48,488
FRB Ser. 05-C7, Class XCL, IO, 0.341%, 11/15/40 W	4,437,620	22,747
FRB Ser. 07-C2, Class XCL, IO, 0.26%, 2/15/40 W	13,033,135	1,640
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	1,851,216	100
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.178%, 4/20/48 W	3,057,000	2,704,406
Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.444%, 2/12/51 W	854,000	864,504
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.676%, 8/12/39 W	645,504	3,321
FRB Ser. 05-MCP1, Class XC, IO, 0.005%, 6/12/43 W	1,005,442	10
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37 W	73,590	662
FRB Ser. 05-C3, Class X, IO, 6.741%, 5/15/44 W	35,817	1,612
FRB Ser. 06-C4, Class X, IO, 6.377%, 7/15/45 W	228,952	12,592
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.479%, 2/15/46 W	62,815,614	3,730,933
FRB Ser. 13-C12, Class XA, IO, 0.884%, 10/15/46 W	118,180,233	3,293,707
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class E, 4.892%, 4/15/47 W	4,378,000	3,215,571
Ser. 14-C17, Class D, 4.697%, 8/15/47 W	4,368,000	3,712,659
FRB Ser. 13-C11, Class D, 4.369%, 8/15/46 W	5,438,000	4,733,382
FRB Ser. 13-C11, Class F, 4.369%, 8/15/46 W	6,212,000	4,483,648
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	5,447,000	4,387,248
Ser. 14-C17, Class E, 3.50%, 8/15/47	4,422,000	2,851,973
Ser. 14-C18, Class D, 3.389%, 10/15/47	2,500,000	1,798,505
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class D, 5.587%, 2/12/44 W	3,784,000	227,144
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	1,991,046	1,978,104
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class C, 6.311%, 1/11/43 W	3,069,000	3,083,731
FRB Ser. 08-T29, Class D, 6.311%, 1/11/43 W	6,823,000	6,804,578
FRB Ser. 08-T29, Class F, 6.311%, 1/11/43 W	3,094,000	2,970,240
FRB Ser. 11-C3, Class E, 5.155%, 7/15/49 W	308,000	295,433
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,638,511	98,311
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class XA, IO,
2.083%, 5/10/45 W	12,955,485	972,505
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.898%, 5/10/63 W	2,565,000	1,691,458
Ser. 13-C6, Class E, 3.50%, 4/10/46	3,489,000	2,408,729
FRB Ser. 12-C4, Class XA, IO, 1.66%, 12/10/45 W	61,804,384	3,970,845

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.027%, 6/15/45 W	$2,110,395	$1,588,072
FRB Ser. 06-C29, IO, 0.271%, 11/15/48 W	16,864,519	675
FRB Ser. 07-C34, IO, 0.173%, 5/15/46 W	3,415,265	3,415
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.291%, 10/15/44 W	4,945,000	4,722,475
FRB Ser. 06-C26, Class XC, IO, 0.053%, 6/15/45 W	924,115	185
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	287,914	29
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.372%, 8/15/50 W	72,232,119	3,899,090
Wells Fargo Commercial Mortgage Trust 144A Ser. 12-LC5, Class E,
4.765%, 10/15/45 W	1,206,000	946,318
WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56%, 3/15/48	2,875,000	2,939,458
FRB Ser. 14-C22, Class XA, IO, 0.915%, 9/15/57 W	37,228,073	1,631,706
FRB Ser. 13-C14, Class XA, IO, 0.804%, 6/15/46 W	123,047,109	4,012,566
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	5,677,438	5,801,325
Ser. 11-C4, Class E, 5.247%, 6/15/44 W	1,764,768	1,706,294
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	5,228,467
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	1,409,352
FRB Ser. 14-C19, Class E, 4.971%, 3/15/47 W	2,794,000	2,049,514
FRB Ser. 12-C7, Class D, 4.826%, 6/15/45 W	4,142,000	3,870,492
FRB Ser. 13-UBS1, Class E, 4.624%, 3/15/46 W	2,010,000	1,536,633
FRB Ser. 12-C10, Class E, 4.448%, 12/15/45 W	3,645,000	2,756,531
Ser. 14-C19, Class D, 4.234%, 3/15/47	1,017,000	883,664
Ser. 14-C20, Class D, 3.986%, 5/15/47	2,506,000	1,986,331
Ser. 13-C12, Class E, 3.50%, 3/15/48	3,607,000	2,649,360
Ser. 13-C14, Class E, 3.25%, 6/15/46	3,222,000	2,236,738
FRB Ser. 12-C9, Class XA, IO, 1.995%, 11/15/45 W	65,002,329	4,929,777
FRB Ser. 11-C5, Class XA, IO, 1.759%, 11/15/44 W	34,113,551	1,878,974
FRB Ser. 12-C10, Class XA, IO, 1.582%, 12/15/45 W	43,768,028	2,817,348
FRB Ser. 13-C12, Class XA, IO, 1.362%, 3/15/48 W	18,282,240	948,197
FRB Ser. 13-C11, Class XA, IO, 1.289%, 3/15/45 W	23,860,456	1,208,728
		309,764,271
Residential mortgage-backed securities (non-agency) (9.8%)
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 1.959%, 1/26/46 W	8,733,000	8,138,099
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M2, 1 Month
US LIBOR + 3.35%, 4.738%, 10/25/27 (Bermuda)	11,470,000	11,495,096
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
1 Month US LIBOR + 6.35%, 7.588%, 9/25/28	10,997,870	13,215,886
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
1 Month US LIBOR + 5.15%, 6.388%, 11/25/28	6,718,200	7,738,304
FRB Ser. 16-DNA3, Class M3, 1 Month US LIBOR + 5.00%,
6.238%, 12/25/28	4,290,000	4,966,174
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
1 Month US LIBOR + 4.65%, 5.888%, 10/25/28	5,830,000	6,586,476

36 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (47.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
1 Month US LIBOR + 3.60%, 4.838%, 4/25/24	$2,690,000	$2,959,283
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
1 Month US LIBOR + 3.25%, 4.488%, 7/25/29	403,000	423,884
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
1 Month US LIBOR + 6.95%, 8.188%, 8/25/28	8,800,000	10,399,129
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
1 Month US LIBOR + 6.00%, 7.238%, 9/25/28	11,518,000	13,297,409
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.138%, 10/25/28	14,657,880	16,811,611
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
1 Month US LIBOR + 5.30%, 6.538%, 10/25/28	16,603,000	19,020,393
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
1 Month US LIBOR + 4.45%, 5.688%, 1/25/29	3,641,000	4,007,994
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
1 Month US LIBOR + 4.35%, 5.588%, 5/25/29	260,000	284,222
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
1 Month US LIBOR + 4.25%, 5.488%, 4/25/29	800,000	894,922
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	1,565,004	1,655,836
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
1 Month US LIBOR + 3.55%, 4.788%, 7/25/29	218,000	231,953
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
1 Month US LIBOR + 2.80%, 4.038%, 2/25/30	900,000	917,429
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.838%, 5/25/24	2,543,000	2,666,775
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	4,746,000	3,939,180
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, 1 Month
US LIBOR + 1.80%, 3.038%, 9/25/34	2,801,191	2,791,537
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, 1 Month US LIBOR + 0.80%,
2.038%, 1/25/45	1,490,316	1,424,725
FRB Ser. 05-AR11, Class A1C3, 1 Month US LIBOR + 0.51%,
1.748%, 8/25/45	2,733,062	2,712,197
FRB Ser. 05-AR13, Class A1C4, 1 Month US LIBOR + 0.43%,
1.668%, 10/25/45	11,384,118	10,825,330
FRB Ser. 05-AR17, Class A1B2, 1 Month US LIBOR + 0.41%,
1.647%, 12/25/45	4,073,977	3,876,389
FRB Ser. 05-AR2, Class 2A1B, 1 Month US LIBOR + 0.37%,
1.608%, 1/25/45	1,450,757	1,422,322
FRB Ser. 05-AR17, Class A1B3, 1 Month US LIBOR + 0.35%,
1.587%, 12/25/45	1,212,138	1,154,510
		153,857,078
Total mortgage-backed securities (cost $763,905,309)		$742,305,011

Income Fund 37

	Principal
CORPORATE BONDS AND NOTES (28.2%)*	amount	Value
Basic materials (1.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$626,000	$690,382
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	615,000	661,990
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	1,578,000	1,642,231
Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	352,000	492,538
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	442,000	509,958
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	3,213,000	3,422,835
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	2,142,000	2,187,625
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	564,910
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	2,085,000	2,118,049
Southern Copper Corp. sr. unsec. unsub. notes 5.375%,
4/16/20 (Peru)	200,000	214,959
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	3,175,000	3,182,938
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	4,117,000	4,153,865
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	4,481,000	6,296,816
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	478,000	669,468
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	1,039,000	1,444,585
		28,253,149
Capital goods (0.7%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,980,000	2,081,458
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	185,000	192,099
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	1,045,000	1,355,270
Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 3/1/26	1,016,000	1,338,464
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	3,574,000	3,831,954
United Technologies Corp. sr. unsec. unsub. notes 5.70%, 4/15/40	75,000	93,901
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	1,770,000	1,849,650
		10,742,796
Communication services (2.8%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	880,000	1,085,767
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	3,086,000	3,205,373
AT&T, Inc. sr. unsec. unsub. bonds 5.15%, 2/14/50	5,195,000	5,121,121
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	6,170,000	6,332,002
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	577,000	599,375
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	3,044,000	3,485,460

38 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	$1,360,000	$1,446,794
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47	2,211,000	2,238,321
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	1,486,000	1,972,208
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	525,000	701,986
Comcast Corp. 144A company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	961,000	953,591
Comcast Corp. 144A company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	694,000	691,016
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	2,985,000	2,951,875
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	2,401,000	2,395,979
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	385,000	426,115
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	545,000	590,575
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,450,000	1,506,943
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	781,000	824,681
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	319,000	336,759
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	1,254,000	1,272,183
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	753,000	719,416
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,790,000	1,867,925
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	2,615,000	2,749,019
		43,474,484
Conglomerates (0.3%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	4,118,000	4,298,163
		4,298,163
Consumer cyclicals (4.1%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	799,000	1,161,645
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	652,000	802,752
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	3,517,000	5,354,547
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	1,416,000	1,417,599
Amazon.com, Inc. 144A sr. unsec. bonds 4.05%, 8/22/47	1,843,000	1,890,915
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	1,604,000	1,613,598
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	1,773,000	1,887,756

Income Fund 39

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	$1,903,000	$1,802,547
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	3,965,000	3,975,671
CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	423,000	429,445
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	644,000	696,283
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	3,170,000	3,303,312
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	845,000	852,085
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	703,000	728,534
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	1,230,000	1,260,019
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	510,000	616,972
Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	2,120,000	2,115,800
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	915,000	934,444
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	4,395,000	4,614,750
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15%, 2/1/23	506,000	651,598
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	108,000	119,970
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	866,000	942,413
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	269,000	275,096
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	4,655,000	4,911,025
L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	820,000	877,400
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	2,678,000	2,687,003
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	1,079,000	1,073,519
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	302,000	317,758
O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85%, 6/15/23	261,000	274,321
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	1,050,000	1,062,387
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,033,000	1,047,305
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	1,260,000	1,295,771
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	829,000	871,997
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	708,000	722,283
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	1,394,000	1,506,195
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,014,000	4,049,123
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,630,000	2,740,986
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	454,000	453,802
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	577,000	547,127

40 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Consumer cyclicals cont.
Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	$371,000	$396,313
Walt Disney Co. (The) sr. unsec. unsub. notes 4.375%, 8/16/41	212,000	231,912
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	1,990,000	2,032,709
		64,546,687
Consumer staples (2.9%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24	283,000	302,036
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	8,223,000	9,247,667
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	476,000	491,175
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	430,000	483,998
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	4,175,000	4,227,188
Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	583,000	619,351
Constellation Brands, Inc. company guaranty sr. unsec. notes
3.875%, 11/15/19	149,000	154,295
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	367,000	377,485
CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	1,033,000	1,125,100
CVS Health Corp. sr. unsec. unsub. notes 5.125%, 7/20/45	3,281,000	3,666,287
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	51,773	58,493
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	1,487,569	1,834,611
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	275,000	342,355
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,961,000	1,965,980
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,161,000	1,539,943
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,882,000	2,183,114
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	391,000	405,999
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	715,000	736,519
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	400,000	397,589
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	1,117,000	1,090,736
Kraft Heinz Co. (The) company guaranty sr. unsec. notes Ser. 144A,
6.875%, 1/26/39	1,361,000	1,762,191
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	2,929,000	3,673,930
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,799,000	2,942,449
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,976,000	2,082,389
Tyson Foods, Inc. company guaranty sr. unsec. bonds
4.875%, 8/15/34	346,000	382,867
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15%, 8/15/44	490,000	561,462
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	2,659,000	2,615,607
		45,270,816

Income Fund 41

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Energy (2.7%)
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	$1,565,000	$1,604,641
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,718,000	2,029,388
Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	2,650,000	2,659,033
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	2,085,000	2,150,156
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	4,123,000	4,167,756
Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	513,000	520,613
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	3,170,000	3,150,461
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	394,000	483,349
MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	2,385,000	2,453,435
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,853,000	1,829,838
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	2,631,000	2,640,996
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	1,110,000	1,132,271
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	4,279,000	4,603,732
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	836,000	832,049
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,425,000	1,674,925
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	1,890,000	1,894,725
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	4,570,000	4,755,085
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	562,000	587,578
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	383,000	504,603
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	1,083,000	1,144,721
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	259,000	267,856
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	642,000	673,259
		41,760,470
Financials (7.2%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	177,000	232,132
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,425,000	1,432,742
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	408,000	410,965
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	3,485,000	3,846,569
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,930,000	2,634,450
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	2,441,000	2,473,186
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	585,000	672,107
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	1,630,000	1,669,739
Banco del Estado de Chile 144A sr. unsec. notes 2.00%,
11/9/17 (Chile)	1,000,000	999,891

42 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Financials cont.
Barclays Bank PLC 144A unsec. sub. notes 10.179%, 6/12/21
(United Kingdom)	$899,000	$1,106,811
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	240,000	250,360
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7.25%, 2/1/18	687,000	696,369
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	842,000	917,218
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	127,000	134,511
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	282,947
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	6,840,000	7,142,006
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	5,245,000	5,871,617
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	514,000	522,592
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,437,000	1,481,616
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	966,000	1,063,179
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	2,319,000	2,503,162
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	2,420,000	2,626,933
Citigroup, Inc. unsec. sub. bonds 4.125%, 7/25/28	4,450,000	4,584,293
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,755,000	1,864,688
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	1,399,000	1,700,577
Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	512,000	581,120
Credit Agricole SA 144A unsec. sub. notes 4.375%, 3/17/25 (France)	1,950,000	2,041,170
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	293,000	319,370
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	1,770,000	1,845,232
Duke Realty LP company guaranty sr. unsec. unsub. notes
4.375%, 6/15/22 R	385,000	411,663
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	796,757
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	469,000	479,553
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	984,000	1,006,809
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	712,000	938,849
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	2,661,000	3,652,374
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	2,250,000	2,271,108
Hospitality Properties Trust sr. unsec. unsub. notes
4.65%, 3/15/24 R	184,000	194,366
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	656,000	682,771
HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	1,500,000	2,140,271
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	3,420,000	5,465,570
HSBC Finance Corp. unsec. sub. notes 6.676%, 1/15/21	146,000	164,201
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,103,000	1,256,613
JPMorgan Chase & Co. sr. unsec. notes Ser. MTN, 2.295%, 8/15/21	1,291,000	1,285,618

Income Fund 43

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	$1,082,000	$1,203,968
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	57,000	72,248
Liberty Property LP sr. unsec. unsub. notes 3.375%, 6/15/23 R	92,000	93,551
Lloyds Banking Group PLC unsec. sub. bonds 5.30%, 12/1/45
(United Kingdom)	1,655,000	1,945,750
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	1,609,000	1,694,514
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,949,000	3,185,612
Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	3,218,000	4,153,318
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	61,000	64,713
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	626,000	652,800
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,875,000	1,872,688
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	757,000	958,456
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	481,000	490,419
Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	146,000	158,324
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	851,000	1,170,096
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,522,000	1,637,788
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	465,000	476,923
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	2,000,000	2,154,320
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	460,000	481,944
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	2,092,000	2,265,571
Select Income REIT sr. unsec. unsub. notes 3.60%, 2/1/20 R	844,000	855,047
Select Income REIT sr. unsec. unsub. notes 2.85%, 2/1/18 R	459,000	459,635
SL Green Realty Corp company guaranty sr. unsec. unsub. notes
5.00%, 8/15/18 R	483,000	490,986
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,785,000	1,884,887
Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	311,000	353,271
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	667,000	923,209
TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4.125%, 11/1/24	33,000	34,897
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	2,216,000	2,203,086
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	200,000	224,395

44 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Financials cont.
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	$2,110,000	$2,219,047
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	2,925,000	3,078,878
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	154,000	164,395
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	341,036
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	306,000	335,600
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	2,242,000	2,344,690
		113,300,137
Health care (1.7%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	431,000	443,048
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	2,400,000	2,595,601
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	652,000	624,787
Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	499,000	537,409
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47	4,172,000	4,373,700
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	3,584,000	3,610,349
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	454,000	482,943
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	980,000	997,150
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,725,000	1,817,719
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	2,115,000	2,104,425
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	1,651,000	1,743,129
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	642,000	669,972
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	1,657,000	1,614,685
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	1,380,000	1,366,107
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)	2,768,000	2,448,429
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.625%, 11/15/41	731,000	825,101
		26,254,554
Technology (1.5%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	1,643,000	1,711,625
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	363,000	398,968
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	502,000	508,833
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	4,773,000	4,910,578
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	3,787,000	4,179,901
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	946,000	1,225,894
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	4,299,000	4,710,592
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18	173,000	176,806
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,292,000	1,247,270

Income Fund 45

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Technology cont.
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	$2,799,000	$2,746,364
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	1,800,000	1,803,256
		23,620,087
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.40%, 6/1/41	1,140,000	1,394,445
Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	40,873	40,975
Norfolk Southern Corp. 144A sr. unsec. unsub. bonds
4.05%, 8/15/52	603,000	613,810
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,732,000	1,716,501
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	126,698	138,697
United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	310,240	336,857
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	185,913	191,709
		4,432,994
Utilities and power (2.2%)
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	1,300,000	1,334,450
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	1,421,000	1,613,255
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	435,000	525,974
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	159,000	176,250
Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	307,000	416,441
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	750,000	982,142
Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
4.45%, 7/15/27	379,000	389,120
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	360,000	447,094
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	532,000	573,040
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	296,000	322,660
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	345,000	372,505
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	622,000	810,668
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	826,000	833,845
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	927,000	977,512
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	4,189,000	4,545,065
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	487,000	532,130
Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	169,000	170,978
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	1,699,000	1,936,515
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	318,000	343,843
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	590,000	602,203
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	985,000	1,061,883

46 Income Fund

	Principal
CORPORATE BONDS AND NOTES (28.2%)* cont.	amount	Value
Utilities and power cont.
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	$2,032,000	$2,350,401
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	382,000	498,315
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	1,140,000	1,142,945
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	955,000	999,994
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	593,000	607,000
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	899,000	904,381
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	270,000	356,331
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB BBA LIBOR USD 3 Month + 2.41%, 4.80%, 12/1/77	1,300,000	1,300,000
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	593,000	630,670
Pacific Gas & Electric Co. sr. unsec. notes 6.35%, 2/15/38	221,000	285,678
Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.80%, 3/1/37	589,000	720,362
PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	188,000	252,865
PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5.375%, 5/1/21 (United Kingdom)	1,313,000	1,420,125
Puget Energy, Inc. sr. sub. notes 3.65%, 5/15/25	858,000	878,498
Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	1,053,000	1,105,478
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	2,130,000	2,325,883
		34,746,499
Total corporate bonds and notes (cost $420,764,588)		$440,700,836

PURCHASED SWAP OPTIONS OUTSTANDING (1.6%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	$556,570,000	$1,836,681
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	250,456,300	1,440,124
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	250,456,300	1,242,263
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	556,570,000	740,238
2.234/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.234	202,712,250	231,092
2.172/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.172	202,712,250	93,248
2.214/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.214	222,628,000	28,942
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518	24,489,050	2,089,406
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	71,465,000	747,524
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	111,313,400	723,537
2.276/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.276	324,339,500	684,356
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	111,313,400	528,739
(2.464)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.464	324,339,500	460,562
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175	333,940,000	270,491
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	111,313,400	165,857
2.301/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.301	162,169,800	142,709
(2.429)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.429	243,494,800	136,357

Income Fund 47

PURCHASED SWAP OPTIONS OUTSTANDING (1.6%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Citibank, N.A. cont.
2.175/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.175	$222,628,000	$93,504
2.248/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.248	111,314,000	90,164
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	111,313,400	80,146
2.245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.245	243,494,800	77,918
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525	333,942,000	53,431
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	71,465,000	36,447
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541	445,256,000	445
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.18	111,314,000	1,691,973
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	445,255,400	1,300,146
2.2655/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2655	111,314,000	248,230
2.1975/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.1975	225,550,000	2,256
Goldman Sachs International
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	267,153,600	865,578
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695	46,751,900	568,503
2.30/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.30	162,169,800	538,404
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27	53,430,800	506,524
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485	22,262,850	494,458
(2.41875)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.41875	324,339,500	470,292
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175	202,591,450	287,680
2.2245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2245	202,712,250	285,824
2.156/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.156	202,712,250	123,654
2.20125/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.20125	324,339,500	110,275
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	267,153,600	2,672
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95	121,747,000	122
JPMorgan Chase Bank N.A.
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	556,570,000	1,881,207
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	250,456,300	1,452,647
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	250,456,300	1,227,236
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	556,570,000	712,410
2.2425/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.2425	162,169,800	385,964
(1.964)/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	111,312,000	306,108
1.964/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964	111,312,000	240,432
Total purchased swap options outstanding (cost $41,615,393)			$25,696,776

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/$100.24	$52,000,000	$52,000,000	$67,028
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.52	68,000,000	68,000,000	556,716
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	68,000,000	68,000,000	514,080

48 Income Fund

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$100.33	$68,000,000	$68,000,000	$473,416
Total purchased options outstanding (cost $1,718,125)				$1,611,240

	Principal
ASSET-BACKED SECURITIES (0.5%)*	amount	Value
Mortgage Repurchase Agreement Financing Trust 144A FRB
Ser. 16-5, Class A, 1 Month US LIBOR + 1.17%, 2.405%, 6/10/19	$5,948,000	$5,948,000
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.138%, 2/25/49	2,552,333	2,552,333
Total asset-backed securities (cost $8,500,333)		$8,500,333

	Principal
MUNICIPAL BONDS AND NOTES (0.2%)*	amount	Value
CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,128,774
North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49	675,000	1,010,711
OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40	845,000	1,010,907
Total municipal bonds and notes (cost $2,294,663)		$3,150,392

	Principal amount/
SHORT-TERM INVESTMENTS (7.9%)*		shares	Value
Putnam Short Term Investment Fund 1.22% L	Shares	20,657,092	$20,657,092
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.96% P	Shares	1,429,000	1,429,000
U.S. Treasury Bills 1.033%, 12/14/17 # ∆ §		$20,435,000	20,411,354
U.S. Treasury Bills 1.037%, 12/7/17 # ∆ §		33,798,000	33,764,709
U.S. Treasury Bills 1.063%, 1/11/18 ∆ §		7,577,000	7,561,421
U.S. Treasury Bills 1.065%, 2/1/18 ∆ §		37,751,000	37,641,501
U.S. Treasury Bills 1.068%, 2/8/18 ∆ §		949,000	946,077
U.S. Treasury Bills 1.073%, 1/25/18 ∆ §		1,779,000	1,774,422
Total short-term investments (cost $124,192,089)			$124,185,576

TOTAL INVESTMENTS
Total investments (cost $2,710,464,198)	$2,690,186,178

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

Income Fund 49

IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,565,242,117.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $4,492,147 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $17,957,934 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $48,468,853 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $718,900,378 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Long)	1,074	$176,975,063	$176,975,063	Dec-17	$(3,551,036)
Unrealized appreciation					—
Unrealized depreciation					(3,551,036)
Total					$(3,551,036)

50 Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $45,135,373)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
2.506/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.506	$222,628,000	$13,358
(2.296)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.296	202,712,250	506,781
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	250,456,300	548,499
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	250,456,300	743,855
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	556,570,000	1,163,231
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	556,570,000	2,259,674
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755	445,256,000	445
(2.212)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.212	162,169,800	8,108
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	222,628,000	11,131
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00	333,942,000	56,770
2.39/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.39	162,169,800	162,170
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	111,313,400	225,966
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05	333,940,000	270,491
(2.337)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	121,747,400	283,671
2.398/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.398	166,970,700	332,272
2.337/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337	121,747,400	410,289
2.37/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	162,169,800	673,005
2.3635/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.3635	222,628,000	899,417
(2.37)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37	162,169,800	900,042
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	222,628,000	941,716
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	111,313,400	1,231,126
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208	111,314,000	2,111,627
Credit Suisse International
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32	445,255,400	231,533
2.4155/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.4155	166,970,700	512,600
2.295/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.295	333,942,000	1,749,856
Goldman Sachs International
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525	121,747,000	122
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	445,256,000	445
2.6025/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.6025	162,169,800	56,759
(2.31)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	162,169,800	353,530
(2.293)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.293	202,712,250	600,028
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	445,256,000	854,892
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025	445,256,000	948,395
2.31/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31	162,169,800	956,802
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46	60,109,450	1,003,227
JPMorgan Chase Bank N.A.
2.6525/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.6525	162,169,800	58,381
(2.3205)/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.3205	35,842,500	252,331
2.4115/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.4115	35,842,500	273,837
(6.00 Floor)//Mar-18	Mar-18/6.00 Floor	21,202,000	489,766
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	250,456,300	533,472
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	250,456,300	758,883

Income Fund 51

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $45,135,373) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A. cont.
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	$556,570,000	$1,129,837
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	556,570,000	2,298,636
Total			$26,816,976

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $1,718,125)
	Expiration	Notional	Contract
	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$99.96	$68,000,000	$68,000,000	$332,928
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	68,000,000	68,000,000	302,668
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	68,000,000	68,000,000	274,448
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	68,000,000	68,000,000	182,240
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.30	68,000,000	68,000,000	163,472
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Nov-17/100.24	52,000,000	52,000,000	150,332
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	68,000,000	68,000,000	146,336
Total				$1,552,424

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$55,656,700	$(2,176,177)	$5,566
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	55,656,700	(1,113,134)	(2,783)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	33,394,000	(3,583,176)	(144,596)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	33,394,000	(1,177,139)	(176,988)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	55,656,700	(2,176,177)	(208,156)

52 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A. cont.
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$33,394,000	$(3,583,176)	$(237,097)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	55,656,700	(1,113,134)	(318,913)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	33,394,000	(1,177,139)	(589,738)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	33,394,000	3,017,148	1,204,856
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	33,394,000	3,017,148	692,926
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	55,656,700	2,140,000	571,594
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	55,656,700	2,140,000	43,969
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	55,656,700	(1,113,134)	(5,566)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	33,394,000	(465,846)	(41,743)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	33,394,000	(465,846)	(277,838)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	55,656,700	(1,113,134)	(316,687)
Citibank, N.A.
2.206/3 month USD-LIBOR-BBA/
Nov-27 (Purchased)	Nov-17/2.206	111,314,000	(166,971)	(2,226)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	55,656,700	(2,176,177)	(2,783)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	55,656,700	(2,176,177)	(200,364)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	55,656,700	2,142,783	558,793
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	55,656,700	2,131,652	54,544
2.507/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.507	111,314,000	166,971	(4,453)
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.18	111,314,000	5,566	5,566
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(6,011)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(53,164)

Income Fund 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	$33,394,000	$(4,662,637)	$(155,616)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(1,033,210)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	33,394,000	3,170,760	1,446,628
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	33,394,000	3,170,760	390,042
(5.00 Floor)//Mar-21 (Written)	Mar-21/5.00	1,000,000	222,000	102,420
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19 (Purchased)	Apr-18/1.85125	333,942,000	(350,639)	(46,752)
(2.01)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-18/2.01	333,942,000	350,639	(335)
Unrealized appreciation				5,076,904
Unrealized depreciation				(3,825,019)
Total				$1,251,885

TBA SALE COMMITMENTS OUTSTANDING at 10/31/17 (proceeds receivable $458,989,180)
	Principal	Settlement
Agency	amount	date	Value
Federal Home Loan Mortgage Corporation, 3.50%, 11/1/47	$2,000,000	11/13/17	$2,055,938
Federal Home Loan Mortgage Corporation, 3.00%, 11/1/47	2,000,000	11/13/17	2,001,797
Federal National Mortgage Association, 4.50%, 11/1/47	16,000,000	11/13/17	17,106,250
Federal National Mortgage Association, 4.00%, 11/1/47	11,000,000	11/13/17	11,544,843
Federal National Mortgage Association, 3.50%, 11/1/47	358,000,000	11/13/17	367,984,835
Federal National Mortgage Association, 3.00%, 11/1/47	58,000,000	11/13/17	58,036,249
Total			$458,729,912

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$111,314,000	$1,645,221	$(741,046)	10/31/27	2.18%—	3 month USD-	$908,442
				Semiannually	LIBOR-BBA—
					Quarterly
333,942,000	1,455,987	1,082,887	10/31/27	3 month USD-	2.295%—	(385,902)
				LIBOR-BBA—	Semiannually
				Quarterly
111,314,000	1,420,367	(223,436)	10/3/27	2.201%—	3 month USD-	1,125,983
				Semiannually	LIBOR-BBA—
					Quarterly
111,314,000	935,038	(190,042)	10/3/27	2.2495%—	3 month USD-	669,849
				Semiannually	LIBOR-BBA—
					Quarterly

54 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$111,314,000	$1,025,202	$(190,042)	10/3/27	2.2405%—	3 month USD-	$760,792
				Semiannually	LIBOR-BBA—
					Quarterly
168,768,000	3,869,850	(1,092,592)	10/31/27	2.09%—	3 month USD-	2,783,728
				Semiannually	LIBOR-BBA—
					Quarterly
506,304,000	6,106,026	1,436,478	10/31/27	3 month USD-	2.21%—	(4,688,958)
				LIBOR-BBA—	Semiannually
				Quarterly
337,536,000	172,143	(351,238)	10/31/27	2.34875%—	3 month USD-	(510,441)
				Semiannually	LIBOR-BBA—
					Quarterly
41,743,100	633,243	(257,385)	10/18/27	2.176%—	3 month USD-	365,035
				Semiannually	LIBOR-BBA—
					Quarterly
166,970,700	1,407,563	(1,069,825)	10/31/27	2.25%—	3 month USD-	344,139
				Semiannually	LIBOR-BBA—
					Quarterly
500,912,700	991,807	1,198,554	10/31/27	3 month USD-	2.365%—	2,171,158
				LIBOR-BBA—	Semiannually
				Quarterly
83,485,350	866,578	(494,728)	10/25/27	2.23%—	3 month USD-	363,019
				Semiannually	LIBOR-BBA—
					Quarterly
250,456,350	125,228	540,281	10/25/27	3 month USD-	2.33925%—	446,106
				LIBOR-BBA—	Semiannually
				Quarterly
605,968,600	781,699 E	(24,803)	12/20/19	1.80%—	3 month USD-	756,897
				Semiannually	LIBOR-BBA—
					Quarterly
577,400	1,674 E	295	12/20/22	2.05%—	3 month USD-	1,969
				Semiannually	LIBOR-BBA—
					Quarterly
227,288,700	659,137 E	(119,168)	12/20/22	3 month USD-	2.05%—	(778,306)
				LIBOR-BBA—	Semiannually
				Quarterly
285,609,700	3,004,614 E	(1,386,761)	12/20/27	2.25%—	3 month USD-	1,617,853
				Semiannually	LIBOR-BBA—
					Quarterly
44,344,400	925,911 E	(460,237)	12/20/47	2.50%—	3 month USD-	465,674
				Semiannually	LIBOR-BBA—
					Quarterly
40,216,000	178,961	(292)	10/2/27	2.2935%—	3 month USD-	149,034
				Semiannually	LIBOR-BBA—
					Quarterly
117,933,000	423,379	730,328	11/1/27	3 month USD-	2.306%—	306,949
				LIBOR-BBA—	Semiannually
				Quarterly

Income Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$67,615,000	$269,108	$(552)	10/17/27	2.30%—	3 month USD-	$246,205
				Semiannually	LIBOR-BBA—
					Quarterly
26,715,400	100,717	(218)	11/1/27	2.304%—	3 month USD-	100,499
				Semiannually	LIBOR-BBA—
					Quarterly
117,933,000	469,373	470,876	10/17/27	2.30%—	3 month USD-	901,266
				Semiannually	LIBOR-BBA—
					Quarterly
41,095,500	175,478	(298)	10/4/27	2.2955%—	3 month USD-	147,117
				Semiannually	LIBOR-BBA—
					Quarterly
108,735,000	428,416	(789)	10/10/27	2.30%—	3 month USD-	371,465
				Semiannually	LIBOR-BBA—
					Quarterly
61,341,500	206,721	(445)	10/5/27	2.3057%—	3 month USD-	165,891
				Semiannually	LIBOR-BBA—
					Quarterly
61,341,500	217,762	(445)	10/5/27	2.30369%—	3 month USD-	177,022
				Semiannually	LIBOR-BBA—
					Quarterly
81,084,900	347,043 E	(662)	11/7/27	2.301%—	3 month USD-	346,382
				Semiannually	LIBOR-BBA—
					Quarterly
18,361,500	118,432	(133)	10/6/27	3 month USD-	2.2715%—	(107,459)
				LIBOR-BBA—	Semiannually
				Quarterly
22,675,000	102,718	(165)	10/10/27	3 month USD-	2.2935%—	(91,257)
				LIBOR-BBA—	Semiannually
				Quarterly
12,721,000	55,972	(92)	10/10/27	3 month USD-	2.2949%—	(49,532)
				LIBOR-BBA—	Semiannually
				Quarterly
10,636,000	30,632	(77)	10/10/27	2.31178%—	3 month USD-	24,988
				Semiannually	LIBOR-BBA—
					Quarterly
12,721,000	62,078	(92)	10/10/27	3 month USD-	2.28962%—	(55,678)
				LIBOR-BBA—	Semiannually
				Quarterly
19,210,400	33,426	(140)	10/10/27	2.3245%—	3 month USD-	23,090
				Semiannually	LIBOR-BBA—
					Quarterly
19,210,400	36,116	(140)	10/10/27	2.32295%—	3 month USD-	25,797
				Semiannually	LIBOR-BBA—
					Quarterly
30,974,000	5,266	(224)	10/10/27	2.34566%—	3 month USD-	(22,313)
				Semiannually	LIBOR-BBA—
					Quarterly

56 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$30,974,000	$36,859	$(224)	10/10/27	2.357%—	3 month USD-	$(54,112)
				Semiannually	LIBOR-BBA—
					Quarterly
86,824,900	121,555 E	(708)	11/8/27	2.364%—	3 month USD-	(122,263)
				Semiannually	LIBOR-BBA—
					Quarterly
20,291,000	44,234	(147)	10/17/27	2.32%—	3 month USD-	37,222
				Semiannually	LIBOR-BBA—
					Quarterly
73,467,100	209,381	(533)	10/18/27	3 month USD-	2.3125%—	(187,246)
				LIBOR-BBA—	Semiannually
				Quarterly
15,253,000	84,807	(110)	10/17/27	3 month USD-	2.2825%—	(79,979)
				LIBOR-BBA—	Semiannually
				Quarterly
27,828,300	261,308	(202)	10/18/27	2.24%—	3 month USD-	253,248
				Semiannually	LIBOR-BBA—
					Quarterly
122,445,200	873,034 E	(999)	11/20/27	2.275%—	3 month USD-	872,035
				Semiannually	LIBOR-BBA—
					Quarterly
42,993,600	335,780	(312)	10/18/27	3 month USD-	2.2576%—	(323,678)
				LIBOR-BBA—	Semiannually
				Quarterly
42,993,600	316,433	(312)	10/18/27	3 month USD-	2.26256%—	(304,254)
				LIBOR-BBA—	Semiannually
				Quarterly
42,993,600	325,032	(312)	10/18/27	3 month USD-	2.6031%—	(312,888)
				LIBOR-BBA—	Semiannually
				Quarterly
42,993,600	279,888	(312)	10/18/27	3 month USD-	2.27191%—	(267,565)
				LIBOR-BBA—	Semiannually
				Quarterly
42,993,600	288,057	(312)	10/18/27	3 month USD-	2.26987%—	(275,765)
				LIBOR-BBA—	Semiannually
				Quarterly
445,255,400	1,073,066 E	(3,233)	11/3/27	3 month USD-	2.32%—	(1,076,298)
				LIBOR-BBA—	Semiannually
				Quarterly
41,742,675	434,541	(354,281)	10/27/27	2.23%—	3 month USD-	77,886
				Semiannually	LIBOR-BBA—
					Quarterly
125,228,175	105,192	180,755	10/27/27	3 month USD-	2.35425%—	294,799
				LIBOR-BBA—	Semiannually
				Quarterly
31,275,000	117,907	(227)	10/23/27	2.303%—	3 month USD-	112,327
				Semiannually	LIBOR-BBA—
					Quarterly

Income Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$87,419,000	$85,671	$(635)	10/24/27	2.35552%—	3 month USD-	$(99,833)
				Semiannually	LIBOR-BBA—
					Quarterly
260,000	159	(2)	10/25/27	2.338%—	3 month USD-	125
				Semiannually	LIBOR-BBA—
					Quarterly
51,343,600	4,621	(373)	10/25/27	2.3457%—	3 month USD-	(11,415)
				Semiannually	LIBOR-BBA—
					Quarterly
51,343,600	10,782	(373)	10/25/27	2.34705%—	3 month USD-	(17,588)
				Semiannually	LIBOR-BBA—
					Quarterly
52,580,000	159,317	(382)	10/26/27	2.3784%—	3 month USD-	(165,057)
				Semiannually	LIBOR-BBA—
					Quarterly
53,430,600	159,757	(388)	10/27/27	3 month USD-	2.378%—	163,287
				LIBOR-BBA—	Semiannually
				Quarterly
23,563,000	87,654	(171)	10/26/27	2.386%—	3 month USD-	(90,251)
				Semiannually	LIBOR-BBA—
					Quarterly
17,908,000	93,301	(130)	10/26/27	2.4025%—	3 month USD-	(95,315)
				Semiannually	LIBOR-BBA—
					Quarterly
41,314,000	286,719	(300)	10/27/27	2.42166%—	3 month USD-	(290,249)
				Semiannually	LIBOR-BBA—
					Quarterly
41,314,000	304,071	(300)	10/27/27	2.4264%—	3 month USD-	(307,623)
				Semiannually	LIBOR-BBA—
					Quarterly
48,497,000	414,649	(352)	10/27/27	2.4395%—	3 month USD-	(418,889)
				Semiannually	LIBOR-BBA—
					Quarterly
71,354,900	602,235 E	(582)	11/29/27	2.45%—	3 month USD-	(602,818)
				Semiannually	LIBOR-BBA—
					Quarterly
48,650,900	360,503 E	(397)	12/6/27	2.4425%—	3 month USD-	(360,900)
				Semiannually	LIBOR-BBA—
					Quarterly
22,154,500	118,083	(161)	10/30/27	2.4026%—	3 month USD-	(118,027)
				Semiannually	LIBOR-BBA—
					Quarterly
22,154,500	119,634	(161)	10/30/27	2.40336%—	3 month USD-	(119,578)
				Semiannually	LIBOR-BBA—
					Quarterly
22,698,000	174,548	(165)	10/31/27	2.428%—	3 month USD-	(173,843)
				Semiannually	LIBOR-BBA—
					Quarterly

58 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$55,302,300	$235,035	$(401)	10/31/27	2.38997%—	3 month USD-	$(233,316)
				Semiannually	LIBOR-BBA—
					Quarterly
55,302,300	224,527	(401)	10/31/27	2.38792%—	3 month USD-	(222,809)
				Semiannually	LIBOR-BBA—
					Quarterly
55,302,300	240,565	(401)	10/31/27	2.39108%—	3 month USD-	(238,846)
				Semiannually	LIBOR-BBA—
					Quarterly
34,323,000	68,989	(249)	11/1/27	2.36789%—	3 month USD-	(69,238)
				Semiannually	LIBOR-BBA—
					Quarterly
34,323,000	57,663	(249)	11/1/27	2.36421%—	3 month USD-	(57,912)
				Semiannually	LIBOR-BBA—
					Quarterly
34,323,000	61,438	(249)	11/1/27	2.3654%—	3 month USD-	(61,687)
				Semiannually	LIBOR-BBA—
					Quarterly
18,255,500	9,858 E	(133)	11/6/27	3 month USD-	2.342%—	(9,991)
				LIBOR-BBA—	Semiannually
				Quarterly
37,846,700	13,246 E	(314)	12/4/27	2.356%—	3 month USD-	12,939
				Semiannually	LIBOR-BBA—
					Quarterly
5,000,000	1,950	(31)	5/26/20	3 month USD-	6 month USD-	(1,041)
				LIBOR-BBA	LIBOR-BBA—
				plus 12.70%—	Semiannually
				Semiannually
Total		$(1,335,137)				$4,130,097

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$174,469	$174,982	$—	1/12/41	4.00% (1 month	Synthetic TRS	$2,123
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
314,981	312,809	—	1/12/41	4.50% (1 month	Synthetic TRS	913
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

Income Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$604,087	$597,290	$—	1/12/36	(5.50%) 1 month	Synthetic TRS	$(215)
				USD-LIBOR—	Index 5.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
214,626	214,035	—	1/12/40	4.50% (1 month	Synthetic MBX	(266)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
137,306	137,710	—	1/12/41	4.00% (1 month	Synthetic TRS	1,671
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
481,146	480,434	—	1/12/40	4.00% (1 month	Synthetic MBX	(81)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
216,123	213,910	—	1/12/39	6.00% (1 month	Synthetic TRS	441
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
3,177,947	3,173,246	—	1/12/40	4.00% (1 month	Synthetic MBX	(535)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
48,747	48,098	—	1/12/38	6.50% (1 month	Synthetic TRS	(63)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
374,572	374,892	—	1/12/41	5.00% (1 month	Synthetic MBX Index	965
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
446,197	447,508	—	1/12/41	4.00% (1 month	Synthetic TRS	5,430
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,396,720	2,390,120	—	1/12/40	4.50% (1 month	Synthetic MBX	(2,968)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
3,369,942	3,389,913	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(27,066)
				USD-LIBOR—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
431,882	426,137	—	1/12/38	6.50% (1 month	Synthetic TRS	(558)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

60 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$110,551	$109,574	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(216)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
678,020	674,446	—	1/12/43	3.50% (1 month	Synthetic TRS	1,996
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
67,911	67,553	—	1/12/43	3.50% (1 month	Synthetic TRS	200
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
4,936,325	4,916,672	—	1/12/40	5.00% (1 month	Synthetic MBX	(11,193)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
51,423,147	51,225,956	—	1/12/41	5.00% (1 month	Synthetic MBX	(109,207)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
56,852,160	57,220,731	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(498,064)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
Citibank, N.A.
4,206,983	4,190,851	—	1/12/41	5.00% (1 month	Synthetic MBX	(8,934)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
996,817	992,995	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,117)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Credit Suisse International
9,475,764	9,440,110	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(21,326)
				USD-LIBOR)—	4.50% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
303,229	300,391	—	1/12/39	(5.00%) 1 month	Synthetic TRS	(640)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
195,481	194,451	—	1/12/43	3.50% (1 month	Synthetic TRS	575
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
534,986	530,255	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,047)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

Income Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$1,102,497	$1,094,319	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$3,620
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
592,674	594,466	—	1/12/44	3.50% (1 month	Synthetic TRS	6,680
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
668,244	670,207	—	1/12/41	4.00% (1 month	Synthetic TRS	8,132
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
533,051	534,663	—	1/12/44	3.50% (1 month	Synthetic TRS	6,008
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
388,438	389,613	—	1/12/44	3.50% (1 month	Synthetic TRS	4,378
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
564,352	566,526	—	1/12/45	3.50% (1 month	Synthetic TRS	6,926
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,819,552	1,781,726	—	1/12/45	4.00% (1 month	Synthetic TRS	(21,454)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
637,203	623,956	—	1/12/45	4.00% (1 month	Synthetic TRS	(7,513)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
605,776	608,109	—	1/12/45	3.50% (1 month	Synthetic TRS	7,434
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
2,708,771	2,716,727	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(32,964)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Goldman Sachs International
619,323	611,084	—	1/12/38	6.50% (1 month	Synthetic TRS	(800)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
477,760	471,404	—	1/12/38	6.50% (1 month	Synthetic TRS	(617)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

62 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,349,180	$1,335,369	$—	1/12/39	6.00% (1 month	Synthetic TRS	$2,755
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
600,097	592,114	—	1/12/38	6.50% (1 month	Synthetic TRS	(775)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
228,352	226,777	—	1/12/41	4.50% (1 month	Synthetic TRS	662
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
3,796,106	3,820,716	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(33,257)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,426,092	1,435,338	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,494)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
604,087	597,290	—	1/12/36	5.50% (1 month	Synthetic TRS	215
				USD-LIBOR)—	Index 5.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
46,551	46,688	—	1/12/41	4.00% (1 month	Synthetic TRS	566
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
17,449	17,270	—	1/12/39	6.00% (1 month	Synthetic TRS	36
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
536,619	531,125	—	1/12/39	6.00% (1 month	Synthetic TRS	1,096
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
5,200,263	5,233,977	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(45,558)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
192,825	194,075	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,689)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
514,143	517,476	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,504)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

Income Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$206,363	$203,618	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(267)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
678,728	669,699	—	1/12/38	6.50% (1 month	Synthetic TRS	(877)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
968,705	958,788	—	1/12/39	6.00% (1 month	Synthetic TRS	1,978
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,093,660	1,096,872	—	1/12/41	4.00% (1 month	Synthetic TRS	13,309
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,043,766	1,034,535	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,044)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,077,007	1,080,263	—	1/12/44	3.50% (1 month	Synthetic TRS	12,140
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
632,409	619,262	—	1/12/45	4.00% (1 month	Synthetic TRS	(7,457)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
705,960	702,239	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(2,078)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,255,799	1,253,730	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(7,550)
				USD-LIBOR—	Index 3.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
JPMorgan Chase Bank N.A.
142,343	142,761	—	1/12/41	4.00% (1 month	Synthetic TRS	1,732
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,043,811	1,034,580	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(2,044)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

64 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$2,210,226	$2,204,000	$—	1/12/44	4.00% (1 month	Synthetic TRS	$13,284
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
1,998,496	2,004,539	—	1/12/44	(3.50%) 1 month	Synthetic TRS	(22,526)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
					Monthly
2,210,226	2,204,000	—	1/12/44	(4.00%) 1 month	Synthetic TRS	(13,284)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
718,254	712,927	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(2,355)
				USD-LIBOR—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
					Monthly
Upfront premium received		—		Unrealized appreciation		105,265
Upfront premium (paid)		—		Unrealized depreciation		(906,603)
Total		$—		Total		$(801,338)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$9,405,000	$48,248	$—	7/3/22	(1.9225%)—At	USA Non Revised	$48,248
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
9,405,000	45,332	—	7/3/27	2.085%—At	USA Non Revised	(45,332)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
10,792,000	75,835	—	7/5/22	(1.89%)—At	USA Non Revised	75,835
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
10,792,000	90,545	—	7/5/27	2.05%—At	USA Non Revised	(90,545)
				maturity	Consumer Price
					Index-Urban
					(CPI-U)—At maturity
Total		$—				$(11,794)

Income Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$13,534	$198,000	$33,125	5/11/63	300 bp—	$(19,476)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,395	438,000	73,277	5/11/63	300 bp—	(46,627)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,079	876,000	146,555	5/11/63	300 bp—	(91,964)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,528	904,000	151,239	5/11/63	300 bp—	(99,184)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	3,634,420	71,614,000	4,275,356	5/11/63	200 bp—	(613,086)
Index						Monthly
CMBX NA A.7	A–/P	11,938	287,000	9,069	1/17/47	200 bp—	2,981
Index						Monthly
CMBX NA A.7	A–/P	159,923	4,345,000	137,302	1/17/47	200 bp—	24,311
Index						Monthly
CMBX NA BBB–.6	BBB–/P	214,399	1,693,000	283,239	5/11/63	300 bp—	(67,852)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	271,905	2,342,000	391,817	5/11/63	300 bp—	(118,545)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	264,277	2,500,000	418,250	5/11/63	300 bp—	(152,515)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,801,294	16,847,000	2,818,503	5/11/63	300 bp—	(1,007,382)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	143,564	2,186,000	255,106	1/17/47	300 bp—	(110,267)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	1,003,542	13,577,000	1,584,436	1/17/47	300 bp—	(572,974)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	5,271	168,000	10,030	5/11/63	200 bp—	(4,694)
Index						Monthly
CMBX NA A.6	A/P	16,026	526,000	31,402	5/11/63	200 bp—	(15,171)
Index						Monthly
CMBX NA A.6	A/P	65,795	1,256,000	74,983	5/11/63	200 bp—	(8,700)
Index						Monthly
CMBX NA A.6	A/P	88,084	1,783,000	106,445	5/11/63	200 bp—	(17,668)
Index						Monthly
CMBX NA A.6	A/P	55,332	1,789,000	106,803	5/11/63	200 bp—	(50,776)
Index						Monthly
CMBX NA A.6	A/P	109,667	1,964,000	117,251	5/11/63	200 bp—	(6,820)
Index						Monthly
CMBX NA A.6	A/P	165,367	2,518,000	150,325	5/11/63	200 bp—	16,021
Index						Monthly
CMBX NA A.6	A/P	148,581	3,016,000	180,055	5/11/63	200 bp—	(30,301)
Index						Monthly
CMBX NA A.6	A/P	224,300	3,497,000	208,771	5/11/63	200 bp—	16,889
Index						Monthly

66 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$293,870	$5,647,000	$337,126	5/11/63	200 bp—	$(41,060)
Index						Monthly
CMBX NA A.6	A/P	285,860	5,647,000	337,126	5/11/63	200 bp—	(49,069)
Index						Monthly
CMBX NA A.6	A/P	285,860	5,647,000	337,126	5/11/63	200 bp—	(49,069)
Index						Monthly
CMBX NA A.6	A/P	388,995	7,644,000	456,347	5/11/63	200 bp—	(64,379)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,607	146,000	24,426	5/11/63	300 bp—	(11,733)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,143	375,000	62,738	5/11/63	300 bp—	(44,376)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,557	401,000	67,087	5/11/63	300 bp—	(23,296)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,389	401,000	67,087	5/11/63	300 bp—	(23,465)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,801	503,000	84,152	5/11/63	300 bp—	(44,057)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,791	667,000	111,589	5/11/63	300 bp—	(76,409)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,711	671,000	112,258	5/11/63	300 bp—	(79,155)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,283	671,000	112,258	5/11/63	300 bp—	(78,584)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,301	714,000	119,452	5/11/63	300 bp—	(41,734)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	68,535	1,006,000	168,304	5/11/63	300 bp—	(99,182)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	134,237	1,144,000	191,391	5/11/63	300 bp—	(56,487)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	200,757	1,446,000	241,916	5/11/63	300 bp—	(40,315)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	93,005	1,144,000	133,505	1/17/47	300 bp—	(39,833)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	93,576	1,266,000	147,742	1/17/47	300 bp—	(53,427)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	126,786	1,819,000	212,277	1/17/47	300 bp—	(84,431)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	5,502	168,000	10,030	5/11/63	200 bp—	(4,462)
Index						Monthly
CMBX NA A.6	A/P	106,467	1,965,000	117,311	5/11/63	200 bp—	(10,079)
Index						Monthly
CMBX NA A.6	A/P	105,771	1,984,000	118,445	5/11/63	200 bp—	(11,902)
Index						Monthly
CMBX NA A.6	A/P	88,458	2,688,000	160,474	5/11/63	200 bp—	(70,970)
Index						Monthly

Income Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$132,031	$2,730,000	$162,981	5/11/63	200 bp—	$(29,889)
Index						Monthly
CMBX NA A.6	A/P	87,171	3,039,000	181,428	5/11/63	200 bp—	(93,076)
Index						Monthly
CMBX NA A.6	A/P	173,376	3,385,000	202,085	5/11/63	200 bp—	(27,393)
Index						Monthly
CMBX NA A.6	A/P	218,564	4,026,000	240,352	5/11/63	200 bp—	(20,223)
Index						Monthly
CMBX NA A.6	A/P	249,808	5,000,000	298,500	5/11/63	200 bp—	(46,748)
Index						Monthly
CMBX NA A.6	A/P	325,181	5,254,000	313,664	5/11/63	200 bp—	13,561
Index						Monthly
CMBX NA A.6	A/P	530,174	9,000,000	537,300	5/11/63	200 bp—	(3,626)
Index						Monthly
CMBX NA A.6	A/P	590,493	11,640,000	694,908	5/11/63	200 bp—	(99,888)
Index						Monthly
CMBX NA A.6	A/P	1,032,363	17,500,000	1,044,750	5/11/63	200 bp—	(5,582)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,180	330,000	55,209	5/11/63	300 bp—	(6,836)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,512	383,000	64,076	5/11/63	300 bp—	(4,341)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	75,904	613,000	102,555	5/11/63	300 bp—	(26,294)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	75,500	664,000	111,087	5/11/63	300 bp—	(35,200)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,081	688,000	115,102	5/11/63	300 bp—	(36,620)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	79,859	712,000	119,118	5/11/63	300 bp—	(38,843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,422	714,000	119,452	5/11/63	300 bp—	(40,613)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	87,751	718,000	120,121	5/11/63	300 bp—	(31,951)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	87,751	718,000	120,121	5/11/63	300 bp—	(31,951)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	103,193	732,000	122,464	5/11/63	300 bp—	(18,843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	102,625	821,000	137,353	5/11/63	300 bp—	(34,249)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	118,604	823,000	137,688	5/11/63	300 bp—	(18,604)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	132,197	908,000	151,908	5/11/63	300 bp—	(19,181)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,980	1,072,000	179,346	5/11/63	300 bp—	(60,741)
Index						Monthly

68 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$130,849	$1,173,000	$196,243	5/11/63	300 bp—	$(64,710)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,940	1,702,000	284,745	5/11/63	300 bp—	(31,812)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,940	1,702,000	284,745	5/11/63	300 bp—	(31,812)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	197,015	1,785,000	298,631	5/11/63	300 bp—	(100,574)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	227,587	1,838,000	307,497	5/11/63	300 bp—	(78,838)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	260,606	2,345,000	392,319	5/11/63	300 bp—	(130,345)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	309,169	2,891,000	483,664	5/11/63	300 bp—	(172,809)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,113,381	9,297,000	1,555,388	5/11/63	300 bp—	(436,584)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	93,740	709,000	82,740	1/17/47	300 bp—	11,414
Index						Monthly
CMBX NA BBB–.7	BBB–/P	19,528	747,000	87,175	1/17/47	300 bp—	(67,211)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	436,274	3,609,000	421,170	1/17/47	300 bp—	17,209
Index						Monthly
Upfront premium received		19,019,232		Unrealized appreciation			102,386
Upfront premium (paid)		—		Unrealized depreciation			(5,976,863)
Total		$19,019,232		Total			$(5,874,477)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(103,689)	$635,000	$122,174	1/17/47	(500 bp)—	$17,868
					Monthly
CMBX NA BB.7 Index	(99,731)	635,000	122,174	1/17/47	(500 bp)—	21,826
					Monthly

Income Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.7 Index	$(171,916)	$9,740,000	$2,558,698	5/11/63	(500 bp)—	$2,377,313
					Monthly
CMBX NA BB.7 Index	(1,058,637)	6,436,000	1,238,286	1/17/47	(500 bp)—	173,392
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(528,785)	5,169,000	1,357,896	5/11/63	(500 bp)—	824,086
					Monthly
CMBX NA BB.7 Index	(241,670)	1,597,000	307,263	1/17/47	(500 bp)—	64,040
					Monthly
CMBX NA BB.6 Index	(44,124)	302,000	79,335	5/11/63	(500 bp)—	34,917
					Monthly
CMBX NA BB.7 Index	(691,993)	3,408,000	655,699	1/17/47	(500 bp)—	(39,607)
					Monthly
CMBX NA BB.7 Index	(204,744)	1,211,000	232,996	1/17/47	(500 bp)—	27,075
					Monthly
CMBX NA BB.7 Index	(194,318)	1,186,000	228,186	1/17/47	(500 bp)—	32,715
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(63,877)	3,030,000	95,748	1/17/47	(200 bp)—	30,693
					Monthly
CMBX NA BB.6 Index	(279,973)	1,931,000	507,274	5/11/63	(500 bp)—	225,423
					Monthly
CMBX NA BB.6 Index	(173,900)	1,308,000	343,612	5/11/63	(500 bp)—	168,440
					Monthly
CMBX NA BB.6 Index	(146,989)	1,022,000	268,479	5/11/63	(500 bp)—	120,496
					Monthly
CMBX NA BB.6 Index	(111,356)	792,000	208,058	5/11/63	(500 bp)—	95,932
					Monthly
CMBX NA BB.7 Index	(914,337)	5,341,000	1,027,608	1/17/47	(500 bp)—	108,079
					Monthly
CMBX NA BB.7 Index	(265,535)	1,635,000	314,574	1/17/47	(500 bp)—	47,449
					Monthly
CMBX NA BB.7 Index	(197,861)	1,264,000	243,194	1/17/47	(500 bp)—	44,104
					Monthly
CMBX NA BB.7 Index	(99,731)	635,000	122,174	1/17/47	(500 bp)—	21,826
					Monthly
CMBX NA BBB–.7 Index	(81,685)	732,000	85,424	1/17/47	(300 bp)—	3,309
					Monthly
Upfront premium received	—		Unrealized appreciation			4,438,983
Upfront premium (paid)	(5,674,851)		Unrealized depreciation			(39,607)
Total	$(5,674,851)		Total			$4,399,376

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

70 Income Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$5,511,340	$73,976,000	$6,218,053	12/20/22	(500 bp)—	$(1,045,770)
Index					Quarterly
Total	$5,511,340					$(1,045,770)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Income Fund 71

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$8,500,333	$—
Corporate bonds and notes	—	440,700,836	—
Mortgage-backed securities	—	742,305,011	—
Municipal bonds and notes	—	3,150,392	—
Purchased options outstanding	—	1,611,240	—
Purchased swap options outstanding	—	25,696,776	—
U.S. government and agency mortgage obligations	—	1,343,603,729	—
U.S. treasury obligations	—	432,285	—
Short-term investments	22,086,092	102,099,484	—
Totals by level	$22,086,092	$2,668,100,086	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(3,551,036)	$—	$—
Written options outstanding	—	(1,552,424)	—
Written swap options outstanding	—	(26,816,976)	—
Forward premium swap option contracts	—	1,251,885	—
TBA sale commitments	—	(458,729,912)	—
Interest rate swap contracts	—	5,465,234	—
Total return swap contracts	—	(813,132)	—
Credit default contracts	—	(21,376,592)	—
Totals by level	$(3,551,036)	$(502,571,917)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

72 Income Fund

Statement of assets and liabilities 10/31/17

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,689,807,106)	$2,669,529,086
Affiliated issuers (identified cost $20,657,092) (Notes 1 and 5)	20,657,092
Cash	1,519,713
Interest and other receivables	15,919,241
Receivable for shares of the fund sold	2,051,751
Receivable for investments sold	77,891,795
Receivable for sales of delayed delivery securities (Note 1)	397,061,104
Receivable for variation margin on futures contracts (Note 1)	268,500
Receivable for variation margin on centrally cleared swap contracts (Note 1)	496,034
Unrealized appreciation on forward premium swap option contracts (Note 1)	5,076,904
Unrealized appreciation on OTC swap contracts (Note 1)	4,646,634
Premium paid on OTC swap contracts (Note 1)	5,674,851
Prepaid assets	50,047
Total assets	3,200,842,752

LIABILITIES
Payable for investments purchased	1,400,372
Payable for purchases of delayed delivery securities (Note 1)	1,109,951,935
Payable for shares of the fund repurchased	1,795,494
Payable for compensation of Manager (Note 2)	523,668
Payable for custodian fees (Note 2)	81,531
Payable for investor servicing fees (Note 2)	421,120
Payable for Trustee compensation and expenses (Note 2)	532,971
Payable for administrative services (Note 2)	6,780
Payable for distribution fees (Note 2)	312,771
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,226,240
Unrealized depreciation on OTC swap contracts (Note 1)	6,923,073
Premium received on OTC swap contracts (Note 1)	19,019,232
Unrealized depreciation on forward premium swap option contracts (Note 1)	3,825,019
Written options outstanding, at value (premiums $46,853,498) (Note 1)	28,369,400
TBA sale commitments, at value (proceeds receivable $458,989,180) (Note 1)	458,729,912
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,161,750
Other accrued expenses	319,367
Total liabilities	1,635,600,635

Net assets	$1,565,242,117

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,626,235,180
Undistributed net investment income (Note 1)	16,374,064
Accumulated net realized loss on investments (Note 1)	(74,329,416)
Net unrealized depreciation of investments	(3,037,711)
Total — Representing net assets applicable to capital shares outstanding	$1,565,242,117

(Continued on next page)

Income Fund 73

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($668,023,855 divided by 96,458,290 shares)	$6.93
Offering price per class A share (100/96.00 of $6.93)*	$7.22
Net asset value and offering price per class B share ($19,401,692 divided by 2,832,338 shares)**	$6.85
Net asset value and offering price per class C share ($131,467,459 divided by 19,148,651 shares)**	$6.87
Net asset value and redemption price per class M share
($79,485,305 divided by 11,790,324 shares)	$6.74
Offering price per class M share (100/96.75 of $6.74)†	$6.97
Net asset value, offering price and redemption price per class R share
($15,674,915 divided by 2,283,748 shares)	$6.86
Net asset value, offering price and redemption price per class R5 share
($3,510,430 divided by 500,916 shares)	$7.01
Net asset value, offering price and redemption price per class R6 share
($73,329,452 divided by 10,421,265 shares)	$7.04
Net asset value, offering price and redemption price per class Y share
($574,349,009 divided by 81,657,541 shares)	$7.03

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

74 Income Fund

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Interest (including interest income of $791,394 from investments in affiliated issuers) (Note 5)	$75,282,292
Total investment income	75,282,292

EXPENSES
Compensation of Manager (Note 2)	6,541,919
Investor servicing fees (Note 2)	2,705,853
Custodian fees (Note 2)	206,835
Trustee compensation and expenses (Note 2)	93,501
Distribution fees (Note 2)	4,031,271
Administrative services (Note 2)	51,767
Other	692,405
Total expenses	14,323,551
Expense reduction (Note 2)	(5,144)
Net expenses	14,318,407

Net investment income	60,963,885

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(54,637,801)
Net realized gain on swap contracts (Note 1)	27,030,376
Net realized loss on futures contracts (Note 1)	(13,339,492)
Net realized gain on written options (Note 1)	14,655,176
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	3,407,305
Net unrealized depreciation of swap contracts during the year	(2,862,392)
Net unrealized appreciation of futures contracts during the year	6,388,736
Net unrealized appreciation of written options during the year	20,935,235
Net gain on investments	1,577,143

Net increase in net assets resulting from operations	$62,541,028

The accompanying notes are an integral part of these financial statements.

Income Fund 75

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income	$60,963,885	$74,333,163
Net realized loss on investments	(26,291,741)	(18,581,231)
Net unrealized appreciation (depreciation) of investments	27,868,884	(7,275,351)
Net increase in net assets resulting from operations	62,541,028	48,476,581
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(24,946,481)	(28,623,921)
Class B	(607,066)	(631,520)
Class C	(4,182,614)	(4,581,717)
Class M	(2,814,911)	(2,712,807)
Class R	(670,673)	(809,709)
Class R5	(154,890)	(161,676)
Class R6	(2,721,115)	(3,805,161)
Class Y	(21,292,845)	(22,926,353)
Decrease from capital share transactions (Note 4)	(331,228,696)	(473,197,169)
Total decrease in net assets	(326,078,263)	(488,973,452)

NET ASSETS
Beginning of year	1,891,320,380	2,380,293,832
End of year (including undistributed net investment
income of $16,374,064 and $22,168,353, respectively)	$1,565,242,117	$1,891,320,380

The accompanying notes are an integral part of these financial statements.

76 Income Fund

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Income Fund 77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
October 31, 2017	$6.89	.25	.03	.28	(.24)	(.24)	$6.93	4.16	$668,024.88		3.67	1,055[f]
October 31, 2016	6.94	.24	(.08)	.16	(.21)	(.21)	6.89	2.33	829,643	.87[g]	3.45[g]	981[f]
October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	(.22)	6.94	(1.37)	1,087,633.85		2.52	793[f]
October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	7.26	5.57	1,004,198.85		3.67	505[f]
October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	7.20	2.31	783,735.87		4.03	267[h]
Class B
October 31, 2017	$6.82	.20	.02	.22	(.19)	(.19)	$6.85	3.30	$19,402	1.63	2.92	1,055[f]
October 31, 2016	6.87	.18	(.07)	.11	(.16)	(.16)	6.82	1.59	24,859	1.62[g]	2.70[g]	981[f]
October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	(.17)	6.87	(2.11)	30,089	1.60	1.77	793[f]
October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	7.19	4.79	32,142	1.60	2.94	505[f]
October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	7.13	1.58	34,514	1.62	3.28	267[h]
Class C
October 31, 2017	$6.84	.20	.02	.22	(.19)	(.19)	$6.87	3.28	$131,467	1.63	2.92	1,055[f]
October 31, 2016	6.88	.18	(.06)	.12	(.16)	(.16)	6.84	1.74	180,492	1.62[g]	2.70[g]	981[f]
October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	(.17)	6.88	(2.24)	221,882	1.60	1.76	793[f]
October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	7.21	4.84	181,142	1.60	2.96	505[f]
October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	7.15	1.58	133,269	1.62	3.28	267[h]
Class M
October 31, 2017	$6.72	.23	.02	.25	(.23)	(.23)	$6.74	3.77	$79,485	1.13	3.42	1,055[f]
October 31, 2016	6.77	.21	(.06)	.15	(.20)	(.20)	6.72	2.21	88,869	1.12[g]	3.20[g]	981[f]
October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	(.21)	6.77	(1.74)	103,524	1.10	2.26	793[f]
October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	7.10	5.31	121,065	1.10	3.43	505[f]
October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	7.05	2.15	128,376	1.12	3.79	267[h]
Class R
October 31, 2017	$6.84	.23	.02	.25	(.23)	(.23)	$6.86	3.66	$15,675	1.13	3.43	1,055[f]
October 31, 2016	6.88	.22	(.07)	.15	(.19)	(.19)	6.84	2.29	25,266	1.12[g]	3.21[g]	981[f]
October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	(.21)	6.88	(1.73)	29,237	1.10	2.25	793[f]
October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	7.21	5.27	21,255	1.10	3.42	505[f]
October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	7.16	2.11	8,040	1.12	3.79	267[h]
Class R5
October 31, 2017	$6.97	.26[e]	.04	.30	(.26)	(.26)	$7.01	4.45	$3,510.58		3.81[e]	1,055[f]
October 31, 2016	7.02	.26	(.08)	.18	(.23)	(.23)	6.97	2.66	5,069	.57[g]	3.76[g]	981[f]
October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	(.25)	7.02	(1.16)	4,463.56		2.77	793[f]
October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	7.35	5.83	2,683.58		3.71	505[f]
October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	7.29	2.75	11.58		4.33	267[h]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Income Fund	Income Fund 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class R6
October 31, 2017	$7.00	.28	.02	.30	(.26)	(.26)	$7.04	4.45	$73,329.51		4.05	1,055[f]
October 31, 2016	7.04	.27	(.08)	.19	(.23)	(.23)	7.00	2.80	76,616	.50[g]	3.82[g]	981[f]
October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	(.25)	7.04	(1.02)	123,635.49		2.82	793[f]
October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	7.36	5.98	48,755.51		3.97	505[f]
October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	7.29	2.62	6,188.51		4.25	267[h]
Class Y
October 31, 2017	$6.99	.27	.02	.29	(.25)	(.25)	$7.03	4.30	$574,349.63		3.92	1,055[f]
October 31, 2016	7.03	.26	(.08)	.18	(.22)	(.22)	6.99	2.68	660,506	.62[g]	3.71[g]	981[f]
October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	(.24)	7.03	(1.27)	779,830.60		2.76	793[f]
October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	7.36	5.90	461,835.60		3.93	505[f]
October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	7.29	2.52	133,717.62		4.30	267[h]

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Portfolio turnover includes TBA purchase and sale commitments.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

h Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	730%

The accompanying notes are an integral part of these financial statements.

80 Income Fund	Income Fund 81

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

82 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Income Fund 83

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having

84 Income Fund

a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally

Income Fund 85

cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below

86 Income Fund

a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $17,711,141 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $17,957,934 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$32,316,987	$—	$32,316,987

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest only securities and from Real Estate Mortgage Investment Conduits “REMIC” securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $9,367,579 to decrease undistributed net investment income, $63,311,499 to decrease paid-in capital and $72,679,078 to decrease accumulated net realized loss.

Income Fund 87

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$63,331,652
Unrealized depreciation	(107,921,580)
Net unrealized depreciation	(44,589,928)
Undistributed ordinary income	15,913,852
Capital loss carryforward	(32,316,987)
Cost for federal income tax purposes	$2,228,653,153

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.395% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

88 Income Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,211,312	Class R5	4,906
Class B	36,617	Class R6	36,061
Class C	254,378	Class Y	988,644
Class M	139,545	Total	$2,705,853
Class R	34,390

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,144 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,146, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,792,916
Class B	1.00%	1.00%	216,900
Class C	1.00%	1.00%	1,506,153
Class M	1.00%	0.50%	413,613
Class R	1.00%	0.50%	101,689
Total			$4,031,271

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $52,651 and $1,035 from the sale of class A and class M shares, respectively, and received $7,773 and $1,455 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $840 on class A redemptions.

Income Fund 89

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$23,921,661,868	$24,406,906,220
U.S. government securities (Long-term)	—	—
Total	$23,921,661,868	$24,406,906,220

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	11,937,181	$82,101,703	17,420,831	$119,476,416
Shares issued in connection with
reinvestment of distributions	3,202,893	21,954,903	3,638,187	24,927,008
	15,140,074	104,056,606	21,059,018	144,403,424
Shares repurchased	(39,037,327)	(267,532,889)	(57,474,861)	(394,878,288)
Net decrease	(23,897,253)	$(163,476,283)	(36,415,843)	$(250,474,864)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	161,340	$1,095,040	473,905	$3,215,137
Shares issued in connection with
reinvestment of distributions	76,098	516,308	80,018	543,022
	237,438	1,611,348	553,923	3,758,159
Shares repurchased	(1,048,641)	(7,121,027)	(1,291,032)	(8,770,404)
Net decrease	(811,203)	$(5,509,679)	(737,109)	$(5,012,245)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	2,030,543	$13,835,244	4,430,148	$30,109,030
Shares issued in connection with
reinvestment of distributions	506,429	3,442,806	530,664	3,609,062
	2,536,972	17,278,050	4,960,812	33,718,092
Shares repurchased	(9,788,422)	(66,604,219)	(10,799,205)	(73,554,564)
Net decrease	(7,251,450)	$(49,326,169)	(5,838,393)	$(39,836,472)

90 Income Fund

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	163,274	$1,094,644	482,758	$3,218,271
Shares issued in connection with
reinvestment of distributions	58,133	388,227	75,824	506,747
	221,407	1,482,871	558,582	3,725,018
Shares repurchased	(1,653,408)	(11,079,153)	(2,618,370)	(17,563,768)
Net decrease	(1,432,001)	$(9,596,282)	(2,059,788)	$(13,838,750)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	644,367	$4,386,003	1,215,839	$8,277,029
Shares issued in connection with
reinvestment of distributions	81,700	555,126	101,647	691,080
	726,067	4,941,129	1,317,486	8,968,109
Shares repurchased	(2,138,164)	(14,557,577)	(1,868,141)	(12,738,129)
Net decrease	(1,412,097)	$(9,616,448)	(550,655)	$(3,770,020)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R5	Shares	Amount	Shares	Amount
Shares sold	154,014	$1,073,749	201,050	$1,396,092
Shares issued in connection with
reinvestment of distributions	22,361	154,890	23,308	161,676
	176,375	1,228,639	224,358	1,557,768
Shares repurchased	(402,215)	(2,797,260)	(133,296)	(926,116)
Net increase (decrease)	(225,840)	$(1,568,621)	91,062	$631,652

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,570,365	$17,907,590	6,606,750	$45,915,509
Shares issued in connection with
reinvestment of distributions	390,605	2,721,115	547,491	3,805,161
	2,960,970	20,628,705	7,154,241	49,720,670
Shares repurchased	(3,487,648)	(24,310,473)	(13,772,333)	(96,559,360)
Net decrease	(526,678)	$(3,681,768)	(6,618,092)	$(46,838,690)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	32,506,895	$226,547,340	39,476,008	$274,933,198
Shares issued in connection with
reinvestment of distributions	2,523,080	17,557,650	2,737,526	19,027,590
	35,029,975	244,104,990	42,213,534	293,960,788
Shares repurchased	(47,813,719)	(332,558,436)	(58,632,097)	(408,018,568)
Net decrease	(12,783,744)	$(88,453,446)	(16,418,563)	$(114,057,780)

Income Fund 91

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	1,716	0.34%	$12,029

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/16	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Short Term
Investment Fund*	$185,198,930	$605,329,949	$769,871,787	$791,394	$20,657,092
Total Short-term
investments	$185,198,930	$605,329,949	$769,871,787	$791,394	$20,657,092

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$292,300,000
Purchased swap option contracts (contract amount)	$6,264,000,000
Written TBA commitment option contracts (contract amount)	$536,600,000
Written swap option contracts (contract amount)	$6,304,500,000
Futures contracts (number of contracts)	1,000
Centrally cleared interest rate swap contracts (notional)	$3,692,700,000
OTC total return swap contracts (notional)	$217,100,000
Centrally cleared total return swap contracts (notional)	$9,300,000
OTC credit default contracts (notional)	$223,700,000
Centrally cleared credit default contracts (notional)	$51,200,000

92 Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$10,074,227	Unrealized depreciation	$31,450,819*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	54,092,465*	Unrealized depreciation	52,800,898*
Total		$64,166,692		$84,251,717

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(713,886)	$(713,886)
Interest rate contracts	(15,074,881)	(13,339,492)	27,744,262	$(670,111)
Total	$(15,074,881)	$(13,339,492)	$27,030,376	$(1,383,997)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(3,919,516)	$(3,919,516)
Interest rate contracts	733,251	6,388,736	1,057,124	$8,179,111
Total	$733,251	$6,388,736	$(2,862,392)	$4,259,595

Income Fund 93

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Barclays								Morgan
			Capital, Inc.		Citigroup		Goldman	JPMorgan		Merrill Lynch,	Stanley & Co.
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	Sachs	Chase Bank	JPMorgan	Pierce, Fenner	International
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	International	N.A.	Securities LLC	& Smith, Inc.	PLC	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 488,584	$—	$—	$—	$—	$—	$—	$—	$—	$ 488,584
OTC Total return swap contracts*#	3,036	10,703	—	—	—	43,753	32,757	1,732	13,284	—	—	105,265
Centrally cleared total return
swap contracts§	—	—	7,450	—	—	—	—	—	—	—	—	7,450
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	243,114	3,781,258	2,848,860	—	3,200,995	—	—	10,074,227
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	268,500	—	268,500
Forward premium swap
option contracts #	2,518,911	—	—	613,337	—	5,566	—	1,939,090	—	—	—	5,076,904
Purchased swap options **#	5,612,588	—	—	6,381,593	—	3,242,605	4,253,986	6,206,004	—	—	—	25,696,776
Purchased options **#	—	—	—	—	—	—	—	1,611,240	—	—	—	1,611,240
Total Assets	$8,134,535	$10,703	$496,034	$6,994,930	$243,114	$7,073,182	$7,135,603	$9,758,066	$3,214,279	$268,500	$—	$43,328,946
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,108,086	—	—	—	—	—	—	—	—	1,108,086
OTC Total return swap contracts*#	—	650,432	—	11,051	—	84,944	119,967	2,044	38,165	—	—	906,603
Centrally cleared total return
swap contracts§	—	—	6,078	—	—	—	—	—	—	—	—	6,078
OTC Credit default contracts —
protection sold *#	402,787	—	—	—	—	10,120,591	4,286,768	—	10,083,563	—	—	24,893,709
OTC Credit default contracts -
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	112,076	—	—	—	—	—	—	—	—	112,076
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts #	1,678,271	641,834	—	209,826	—	—	59,175	1,188,826	—	—	47,087	3,825,019
Written swap options #	5,235,398	—	—	8,518,246	—	2,493,989	4,774,200	5,795,143	—	—	—	26,816,976
Written options #	—	—	—	—	—	—	—	1,552,424	—	—	—	1,552,424
Total Liabilities	$7,316,456	$1,292,266	$1,226,240	$8,739,123	$—	$12,699,524	$9,240,110	$8,538,437	$10,121,728	$—	$47,087	$59,220,971

94 Income Fund	Income Fund 95

			Barclays								Morgan
			Capital, Inc.		Citigroup		Goldman	JPMorgan		Merrill Lynch,	Stanley & Co.
	Bank of	Barclays Bank	(clearing		Global	Credit Suisse	Sachs	Chase Bank	JPMorgan	Pierce, Fenner	International
	America N.A.	PLC	broker)	Citibank, N.A.	Markets, Inc.	International	International	N.A.	Securities LLC	& Smith, Inc.	PLC	Total
Total Financial and Derivative
Net Assets	$818,079	$(1,281,563)	$(730,206)	$(1,744,193)	$243,114	$(5,626,342)	$(2,104,507)	$1,219,629	$(6,907,449)	$268,500	$(47,087)	$(15,892,025)
Total collateral received
(pledged)†##	$732,750	$(1,225,675)	$—	$(1,730,129)	$220,000	$(5,626,342)	$(2,059,018)	$1,209,000	$(6,907,449)	$—	$—
Net amount	$85,329	$(55,888)	$(730,206)	$(14,064)	$23,114	$—	$(45,489)	$10,629	$—	$268,500	$(47,087)
Controlled collateral received
(including TBA commitments)**	$732,750	$—	$—	$—	$220,000	$—	$—	$1,209,000	$—	$—	$—	$2,161,750
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$(1,225,675)	$—	$(1,730,129)	$—	$(5,945,326)	$(2,059,018)	$—	$(6,997,786)	$—	$—	$(17,957,934)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $4,492,147 and $48,468,853, respectively.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $55,295,570 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

96 Income Fund	Income Fund 97

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

98 Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 99

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

100 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President, Principal Financial
Investment Sub-Advisor	Katinka Domotorffy	Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer, and
16 St James’s Street	Paul L. Joskow	Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer, and	Proxy Voting and Corporate
Ropes & Gray LLP	Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN035 308579 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$132,794	$ —	$7,187	$ —
October 31, 2016	$127,571	$ —	$7,000	$ —

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,187 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$ —	$ —	$ —
October 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017